KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO INTERNATIONAL FUNDS, INC.

EUROPEAN
INTERNATIONAL BLUE CHIP VALUE  (FORMERLY INTERNATIONAL BLUE CHIP)
LATIN AMERICAN GROWTH
PACIFIC BASIN






                                      SEMI-

                                     ANNUAL

                          [INVESCO ICON] INVESCO FUNDS

SEMIANNUAL REPORT | April 30, 2000

"ALL OF THESE CHANGES ARE CREATING TREMENDOUS OPPORTUNITIES.  OPPORTUNITIES
THAT WE FEEL OUR ANALYSTS-- WHO LIVE AND WORK IN EUROPE-- ARE UNIQUELY QUALIFIED TO UNDERSTAND." (PAGE 5)

"LIKE A KETTLE ABOUT TO BOIL OVER, THERE IS TREMENDOUS ENERGY BUILT UP IN THESE FIRMS -- ENERGY WE HOPE TO HARNESS WHEN MARKET CONDITIONS BECOME MORE FAVORABLE." (PAGE 11)

                                      INVESCO INTERNATIONAL FUNDS, INC.
                                       TOTAL RETURN -- INVESTOR CLASS
                                          PERIODS ENDED 4/30/2000(1)

                          CUMULATIVE                                10 YEARS         MANAGER'S REPORT
FUND (INCEPTION DATE)     6 MONTHS       1 YEAR   5 YEARS*   OR SINCE INCEPTION*^       PAGE NUMBER
EUROPEAN                    47.26%       58.19%    26.68%           15.58%                   4
INTERNATIONAL BLUE
  CHIP  VALUE (10/98)        7.17%       13.33%      N/A            12.87%^                  6
LATIN AMERICAN
  GROWTH (2/95)             18.93%       11.05%     2.37%            4.58%^                  8
PACIFIC BASIN                6.95%       29.58%    -2.96%            0.94%                  10


* Average Annualized
^ For funds introduced more recently.

Graph: European Fund - Investor Class 10-Year Total Return vs. MSCI - Europe Index and MSCI - AC Europe Index

        This line graph compares the value of a $10,000 investment in INVESCO European Fund - Investor Class to the value of a $10,000 investment in the MSCI - Europe Index and a $10,000 investment in the MSCI-AC Europe Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended April 30, 2000.

Graph:  International Blue Chip Value Fund - Investor Class
        Total Return Since Inception vs. MSCI - EAFE Index

        This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Investor Class to the value of a $10,000 investment in the MSCI - EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through April 30, 2000.

Graph:  Latin American Growth Fund - Investor Class
        Total Return Since Inception vs. MSCI - Latin America Index

        This line graph compares the value of a $10,000 investment in INVESCO Latin American Growth Fund - Investor Class to the value of a $10,000 investment in the MSCI - Latin America Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/95) through April 30, 2000.

Graph: Pacific Basin Fund - Investor Class 10-Year Total Return vs. MSCI - Pacific Index

        This line graph compares the value of a $10,000 investment in INVESCO Pacific Basin Fund - Investor Class to the value of a $10,000 investment in the MSCI - Pacific Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended April 30, 2000.

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period (or since inception) ended 4/30/00. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2) To provide a better comparison to European Fund, we will be replacing the MSCI-AC Europe Index with the MSCI Europe Index. Because the inception of Class C shares for INVESCO International funds took place shortly before the reporting period, we are not including performance figures for this class of shares. Future reports will include separate performance figures for Class C shares.

EUROPEAN FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

We were pleased with our performance over the past six months, as investors rewarded the high-quality growth stocks we favor. Impressive gains made by many of our companies more than offset the impact of the weak euro, as well as the subsequent correction in growth stocks that swept the market in March and April. This partial reversal was not unexpected, given the dramatic outperformance of these shares over the past year, although it did appear out of line with generally positive market fundamentals.

Europe is experiencing its strongest economic growth in a decade, supported by technology innovation, deregulation and cross-border consolidation. Nonetheless, investors found causes for concern in the weak euro, budding inflationary pressures and rising interest rates. In April, the European Central Bank raised its official interest rate to 3.75%, its fourth move in this current cycle of tightening.

While recent volatility has been disconcerting, it has also provided us with opportunities to buy many of our favorite stocks at attractive prices, while also triggering a reassessment of valuations that should benefit high-quality, consistently performing companies.

For the six months ended April 30, 2000, the value of Investor Class shares rose 47.26%. This performance well outpaced that of the MSCI-Europe Index, which rose 8.45% over the same period. (Of course, past performance is no guarantee of future results).(1),(2)

Over the past six months, we continued to find compelling investment opportunities in the telecommunications sector. Many of our telecom shares surged to unprecedented highs early in 2000, driven by positive expectations for the growth in broadband data networking, interest in wireless data capabilities and the prospect of accelerating industry consolidation following Vodafone AirTouch PLC's hostile takeover of Mannesmann AG. While we remain optimistic on the long-term prospects of these companies, concern over soaring valuations led us to take profits on some of our higher-priced telecommunications and technology shares. That decision helped insulate our performance from the March sell-off. We then took advantage of the downward volatility to add back to our exposure in some of our favorite names. For example, we bolstered our positions in technology hardware powerhouses Nokia Ojy and LM Ericsson. Finland's Nokia dominates the fast-growing global wireless handset market, while Sweden's Telefonaktiebolaget Ericsson is the world's leading manufacturer of mobile infrastructure. Both companies recently reported first quarter earnings that exceeded even the market's high expectations.

--------------------------------------------------------------------------------
FUND MANAGEMENT

STEVEN CHAMBERLAIN

STEVEN CHAMBERLAIN IS THE LEAD MANAGER FOR EUROPEAN FUND. HE HOLDS A BSC DEGREE IN GEOLOGY FROM KINGSTON POLYTECHNIC AND HAS EXPERIENCE IN EQUITIES AND CURRENCY TRADING. HE JOINED INVESCO IN 1987.

While New Economy shares serve as the bedrock of the fund, we have also found compelling growth stories in other areas of the European market. One less traditional play is Germany's Aixtron AG, the world's dominant provider of state-of-the-art MOCVD equipment, which is used to manufacture specialized compound semiconductors. Demand for these semiconductors is growing by 50% a year, fueled in part by their use in light-emitting diodes, or LEDs, an efficient light source that could someday replace light bulbs.

We have also added more defensive positions, including British pharmaceuticals leader Glaxo Wellcome PLC, French financial services firm AXA, and Dutch financial conglomerate ING Groep NV. At the same time, we reduced our exposure to stocks we feel are vulnerable to worsening fundamentals or pricing pressure, such as France Telecom SA and Telecom Italia Mobile SpA.

While the weak euro has been a focal point of concern, the introduction of this common currency has paved the way for a single European market for capital. This, in turn, is driving increased efficiency and economies of scale across the Continent. Meanwhile, competitive pressures are forcing companies to improve their bottomlines, streamline their business operations, and enhance value to their shareholders. We are also seeing more companies issuing stock, which has expanded our universe of investment options. All of these changes are creating tremendous opportunities. Opportunities that we feel our analysts--who live and work in Europe--are uniquely qualified to understand.

Thank you for your continued investment in INVESCO European Fund.

/s/ Steven A. Chamberlain

Steven Chamberlain

INTERNATIONAL BLUE CHIP VALUE FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

Foreign markets consolidated during the first part of 2000, a trend that was exacerbated by the recent sell-off in the U.S. Nasdaq market. Notwithstanding the severe correction in technology and telecommunications stocks during the final six weeks of the period, the best performance for the six months was delivered by a narrow group of industries in these areas of the market. Results for the fund relative to its peer group improved during March and April, when relative performance picked up in the consumer, energy, and financial groups, where the fund is well represented.

In the six months ended April 30, 2000, the fund's Investor Class shares delivered a return of 7.17%, which compares favorably to a 6.84% rise in the MSCI-Europe, Australia and Far East Index. The gains achieved by the fund during the period were almost exclusively a function of the strong returns in November and December of last year. (Of course, past performance is not a guarantee of future results.)(1),(2)

From an economic and interest rate perspective, the backdrop for equities remains positive overseas. In Europe, gross domestic product has grown at an accelerating pace of 3.7% over the most recent three months, with underlying strength further evidenced by an unemployment rate of 9.6% -- extremely low by historic standards. At the same time, low inflation, currently around 2%, has allowed European short-term rates to stay below 4% and government bond yields to hover just above 5%.

Even though Japan has registered a second consecutive quarter of negative economic growth, there is little doubt that the world's largest economy has stabilized following its decade-long recession. This is best captured in the financial reports of Japan's leading companies, which are now experiencing measurable growth in underlying revenues and profitability, as well as by the return of individual investors to the Tokyo stock market.

High-profile corporate mergers were a prominent feature of the past six months. In addition to the combination of the UK's Vodaphone AirTouch PLC with Germany's Mannesmann AG, the combination of America Online and Time Warner has completely changed the dynamics of the global media industry. Our holding in News Corp Ltd benefited during the period, thanks to its substantial media content and distribution assets. Other merger activity involving portfolio holdings included
--------------------------------------------------------------------------------
FUND MANAGEMENT

JOHN ROGERS, CFA

JOHN ROGERS LEADS THE PORTFOLIO MANAGEMENT TEAM FOR INTERNATIONAL BLUE CHIP FUND. JOHN SERVES AS THE CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER FOR INVESCO'S GLOBAL INVESTMENT MANAGEMENT COMPANY IN THE UNITED STATES. HE HAS A BA IN HISTORY FROM YALE UNIVERSITY AND A MA IN EAST ASIAN STUDIES FROM STANFORD UNIVERSITY.

the intended marriage of pharmaceutical giants SmithKline Beecham PLC and GlaxoWellcome PLC, as well as the purchase of French bank Credit Commercial de France by HSBC Holdings PLC.

Looking to the balance of 2000, we remain reasonably optimistic about the prospects for international stocks. Following the recent sell-off in global markets, we believe that equity performance will be driven more by stock-specific developments and valuations, rather than by industry or regional trends. This expected improvement in market breadth should be a positive development for the fund's style of management, which tends to focus on large and well-established companies in a highly diversified regional and industry context. In addition, should the recent above-average market volatility persist, we expect fund shareholders to benefit from our preference for investments in high-quality, stable, and growing Businesses.

We will look forward to reporting to you on our progress in six months.

/s/ John D. Rogers

John Rogers

--------------------------------------------------------------------------------
NEW NAME FOR INTERNATIONAL BLUE CHIP FUND

We've changed the name of the INVESCO International Blue Chip Fund to the INVESCO International Blue Chip Value Fund -- a name we feel better represents the fund's objective and investment style.

Despite the name change, the fund will retain the same characteristics that led you to include it in your portfolio. John Rogers and his investment team will continue to rely on their proprietary international company database to select large, high-quality, international stocks. They will continue to use onsite analysts in London, Paris, Tokyo, Hong Kong and Buenos Aires -- specialists who are charged with gathering in-depth company information while monitoring risks.

We believe the new name more accurately reflects the fund's investment style, which emphasizes the contrast between a stock's intrinsic value and its current market price. Our managers focus on high-quality companies that may be trading at a discount to their true valuation, while maintaining a strict sell strategy that takes into account economic trends, company fundamentals and share price. The result is an international fund that pursues capital growth and current income by prudently investing in some of the world's best blue chip stocks.

--------------------------------------------------------------------------------

LATIN AMERICAN GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

There has been a "stealth rally" underway in Latin America, where equity markets outperformed most other international markets for the six months ending April 30, 2000. In fact, Latin American stocks have shown a striking correlation with the U.S. Nasdaq Index, surging ahead late in 1999 and early in 2000 on the strength of telecommunications, media and technology shares. For most of the period, the region's indexes benefited from strong inflows of capital from global investors seeking reasonably priced New Economy plays beyond U.S. borders. This "crossover money" proved fickle in March and April, however, after a correction in the Nasdaq triggered a flight to quality that sent investors fleeing to the relatively safe haven of traditional U.S. stocks.

This correction was far from unexpected, given the market's tremendous performance. It also did little to shake our confidence in our favorite Latin American companies, or in the political and economic developments sweeping the region. In particular, we are pleased with the ongoing reform process in Brazil, where new-found fiscal restraint is starting to translate into improved macroeconomic fundamentals.

For the six months ended April 30, 2000, the value of Investor Class shares gained 18.93%, compared to a 22.87% gain in the MSCI-Latin America Index. Nonetheless, the fund well outpaced the MSCI-EAFE Index, which gained 6.84% during the period. (Of course, past performance is no guarantee of future results.)(1),(2)

One factor driving the resurgence in Latin American markets was a rebound in global commodity prices. To capitalize on this trend, we added to our position in Votorantim Celulose e Papel S.A., an integrated paper and pulp producer in Brazil. Brazil is the world's low-cost producer of both pulp and paper, and its manufacturers have benefited from accelerating global growth as well as improving domestic fundamentals. Meanwhile, after oil prices retreated from recent highs, we locked in some of our recent profits on our position in Petrobras, the Brazilian oil and gas behemoth.

We also chose to take profits on some of our higher-flying Brazilian telecommunications stocks, following a dramatic run-up in valuations. For example, we reduced our holdings in telecommunications powerhouse Telebras, redistributing capital to lower-valuation Brazilian telecom stocks. We also invested in several initial public offerings, taking positions in companies with strong business plans that nonetheless endured a heavy beating in this volatile market. One recent addition was Iusacell, a Mexico cellular telephone provider effectively controlled by the U.S. company Bell Atlantic.
--------------------------------------------------------------------------------

FUND MANAGEMENT

DAVID MANUEL

PORTFOLIO MANAGER, INVESCO ASSET MANAGEMENT LIMITED BA, DOWNING COLLEGE; PHD, IMPERIAL COLLEGE. JOINED INVESCO IN 1998. BEGAN INVESTMENT CAREER IN 1987. HAS MANAGED THIS FUND SINCE 1998.

Also in Mexico, we remain positive on Grupo Televisa, the country's dominant media company and a leading provider of Spanish language content worldwide. We believe Televisa is well-positioned to capitalize on rising demand for content fueled by the global proliferation of the Internet and alternative distribution systems.

While our overall telecommunications exposure worked in our favor, results relative to the MSCI-Latin American Index and our peers were somewhat hindered by our light exposure to companies partially owned by Spain's Telefonica Espana. Our underweight position in these shares reflected our uncertainty over Telefonica's management control, and did work in our favor for much of the period as shares languished. It hurt our performance in January, however, after Telefonica announced its intention to acquire its Latin American subsidiaries at a considerable premium, triggering a surge in these companies' share prices.

While the outlook for the region continues to improve, we caution that Latin American markets, especially Mexico, will remain sensitive to the behavior of U.S. equities. In this environment, our focus will remain on companies that can capitalize on firming commodity prices, as well as on the region's economic recoveries and reform process. We believe these companies are well-positioned to rebound as investors come to recognize their low valuations and their strengthening domestic fundamentals.

Thank you for your continued confidence and investment in INVESCO Latin American Growth Fund.

/s/ David Manuel

David Manuel

PACIFIC BASIN FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

The fund moved ahead in the last six months, although not to the degree that we had hoped, given our strong start. At the middle point of our reporting period, January 31, 2000, the fund had risen 23.54% since the previous November. Unfortunately, we gave back a significant part of this performance in the three months since. We remain optimistic, though, that the fund will resume a stronger upward trajectory once several short-term issues in Asian markets have been resolved.

For the six-month period ended April 30, 2000, the value of Investor Class shares increased 6.95%. This exceeded the gain of the MSCI-Pacific Index, which rose 3.65% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Most investors are familiar with the problems that hit U.S. markets this spring. After months of extremely strong returns by technology and telecommunications stocks, a severe correction engulfed many high-growth and high-priced equities as investors reconsidered their previous assumptions. Was inflation really contained, many wondered, and could favored companies really continue to grow at rates justifying their valuations?

These same concerns, along with others, took a toll on Pacific Basin markets. In Asia, investors also worried that the Japanese economy remained mired in recession, even as global growth re-accelerated following a downturn in 1998. In Taiwan, the election of a government unacceptable to mainland China sparked fears of a military showdown. When Hikari Tsushin, a leading Japanese mobile phone retailer, announced a significant loss instead of the expected gain, the market reacted strongly, dragging down many other high-growth stocks in Japan.

In the short-term, we expect many of these problems to continue to weigh on the markets. Trading volumes throughout the region have been low, suggesting that investors are adopting a wait-and-see attitude. Rising interest rates in the United States will likely continue to hold back gains in Asia and elsewhere.

But nothing has changed to alter our long-term optimism for the region, a confidence based on both business and market fundamentals. Chief among them is ample liquidity. As our reporting period drew to a close, Japanese postal savings deposits began to mature. A 900-pound gorilla in Asian markets, these deposits are roughly equal to nearly a trillion U.S. dollars, and Japanese savers will now start investing them in the markets. It seems highly likely that the Japanese stock market will capture at least part of this enormous pool of wealth.
--------------------------------------------------------------------------------
FUND MANAGEMENT

ANNA TONG

ANNA TONG LEADS THE MANAGEMENT TEAM FOR PACIFIC BASIN FUND AND SERVES AS DEPUTY MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER OF INVESCO ASIA. SHE HAS A BS IN ACCOUNTING AND A MBA FROM THE UNIVERSITY OF CALIFORNIA AT BERKELEY.

Another source of optimism comes in the possibilities available to Japanese companies free of the structural entanglements that have restrained the Japanese economy. Some of these "New Japan" firms are established exporters, such as Sony Corp., which are loosening the ties of cross-share holdings and bloated workforces. Others are domestically oriented companies that are gaining market share from traditional firms. Seven-Eleven Japan, for example, has made inroads not only into the convenience store market, but the Internet as well. It recently announced plans to deliver goods through its Web site, making it a global pioneer in this area.

Moving forward, we will continue to focus on leading companies throughout the region that are breaking free of past constraints. Like a kettle about to boil over, there is tremendous energy built up in these firms -- energy we hope to harness when market conditions become more favorable.

Thank you for your continued investment in INVESCO Pacific Basin Fund. We look forward to updating you on our results again in six months.

/s/ Anna Tong

Anna Tong

INVESCO | SEMIANNUAL REPORT | APRIL 30, 2000
MARKET HEADLINES: NOVEMBER 1999 TO APRIL 2000
--------------------------------------------------------------------------------
The robust global economy continued to steam ahead over the past six months. For a world still recovering from the economic shock of 1997 and 1998, this proved good news as factories ramped up production and commodity prices returned to pre-crisis levels. While more jobs and consumer wealth were welcomed in the United States and Europe, breakneck growth threatened to stoke the fires of economies already operating near capacity. The specter of higher inflation and rising interest rates appeared on the horizon once again, causing many world securities markets to seesaw.

As investors tried to sort out the implications of high growth and higher inflation on the one hand, and continuing technological acceleration and productivity gains on the other, the markets retained their split personality. New Economy stocks -- particularly technology, telecommunications, and media companies -- seemed to move independently of Old Economy shares, which include financial services, industrial products and basic materials.

For the months leading up to the millennium, this disparity worked to the advantage of the New Economy stocks, as the U.S. Nasdaq Index soared to record heights. High-flying valuations on New Economy shares led skeptics to warn that a bubble of exuberance was swelling the market. Proponents of the "new paradigm" took a different stance, arguing that the gains were justified by tremendous growth potential tied to trends such as exploding Internet use, business-to-business e-commerce, and wireless voice and data communications.

Traditional investors in Old Economy shares claimed the upper hand in March, as investors around the world rotated out of the most speculative technology and communications names. Money flowed out of go-go growth stocks and into more value-oriented shares in traditional sectors, such as basic materials and financial services. By April, however, it became clear that even traditional issues would not be immune from investors' skittishness. Higher interest rates promised to take a toll on companies of all types, and the prospect of higher bond yields suggested that equities might become less attractive overall.

With all eyes on interest rates, every piece of data on inflationary pressures or other imbalances rocked the markets. Oil prices surged early in 2000, causing a ripple effect in U.S. producer and consumer prices that lasted through the first quarter. In Europe, the euro continued to decline as investors worried about higher interest rates in the United States. Although the Continent was enjoying its highest growth rate in a decade, the super-hot American economy still threatened to leave it behind, putting upward pressure on European interest rates. In April, the European Central Bank raised its official target rate to 3.75%, its fourth move in this tightening cycle. Most investors expected further increases. Japan, still struggling to come out of its recession, offered a haven from inflation fears, but its massive fiscal and structural problems limited flows into its markets.

Smaller markets around the world moved largely in sync with the major securities exchanges, even though the implications of strong economic growth were quite different for developing economies. Higher prices for oil, pulp, ores, and other commodities meant strong profits for exporters in Latin America and Australia. In Asia, demand for electronics components drove healthy gains for producers in Taiwan and South Korea. But with the emerging markets crisis a recent memory, turmoil in the major markets still resulted in a "flight to quality," with investors quick to pull assets toward safe havens in the United States and Europe.

Two years ago, few could have predicted that investors around the world would soon be worrying about too much growth rather than too little, or inflation rather than deflation. Not surprisingly, many investors threw up their hands at trying to sort out how the myriad factors influencing the global economy would combine to drive world markets. As a result, while maintaining their optimism for future gains, many expected the markets to continue to drift sideways in the near-term.

Since the funds are actively managed, holdings will change over time.

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIOD INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE MSCI-EAFE, MSCI-AC EUROPE/MSCI-EUROPE, MSCI-PACIFIC, AND MSCI-EMERGING MARKETS-LATIN AMERICA INDEXES ARE UNMANAGED INDEXES OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL, EUROPEAN, PACIFIC BASIN, AND LATIN AMERICAN STOCK MARKETS, RESPECTIVELY.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO International Funds, Inc.
April 30, 2000
UNAUDITED

DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
EUROPEAN FUND
Nokia Oyj                                           $54,259,860
Vodafone AirTouch PLC                                48,323,500
Telefonaktiebolaget LM Ericsson Series B Shrs        38,278,789
Autonomy Corp PLC                                    22,048,845
EM.TV & Merchandising AG                             21,713,728
Total Fina Elf Series B Shrs                         21,000,499
Assa Abloy AB Series B Shrs                          19,650,145
Canal Plus                                           18,353,582
Manchester United PLC                                17,639,208
Lernout & Hauspie Speech Products NV                 17,550,000

INTERNATIONAL BLUE CHIP FUND
Kyocera Corp                                        $ 2,073,264
Koninklijke Philips Electronics NV New York
  Registered Shrs Representing Ord Shrs               1,963,500
Unilever NV New York Registered Shrs                  1,822,454
HSBC Holdings PLC                                     1,780,116
Nippon Telegraph & Telephone Sponsored ADR
  Representing 1/200 Ord Shr                          1,592,188
Portugal Telecom SA Sponsored ADR Representing
  Ord Shrs                                            1,473,062
Shell Transport & Trading PLC New York Registered
  Shrs Sponsored ADR Representing 6 Ord Shrs          1,447,500
Takefuji Corp                                         1,374,879
Alcatel SA Sponsored ADR Representing 1/5 Ord Shr 1,363,125 Total Fina Elf Sponsored ADR Representing 1/2
  Series B Shr                                        1,326,236

LATIN AMERICAN GROWTH FUND
Carso Global Telecomunicaciones SA Series A-1 Shrs $ 1,359,940 Grupo Televisa SA de CV Participation Certificates
  Representing Series A, D & L Shrs                   1,266,267
Kimberly-Clark de Mexico SA de CV Series A Shrs         719,817
Grupo Financiero  Bancomer SA de CV Series O Shrs       670,965
Quinenco SA ADR Representing 10 Ord Shrs                596,250
Alfa SA de CV Participation Certificates Series A Shrs  589,621
Tele Centro Sul Participacoes SA                        509,184
Grupo Financiero Banorte SA de CV Series O Shrs         478,037
Cemex SA de CV Participation  Certificates Representing
  2 Series A Shrs & Series B Shr                        461,677
Banco de Galicia y Buenos Aires SA de CV Sponsored
  ADR Representing 4 Class B Shrs                       459,820

PACIFIC BASIN FUND
Samsung Electronics                                 $ 5,461,771
NTT DoCoMo                                            3,874,717
Rohm Co Ltd                                           3,416,516
Softbank Corp                                         3,182,975
Hyundai Electronics Industries                        3,083,549
Sony Corp                                             2,811,955
Murata Manufacturing Ltd                              2,720,333
Fujitsu Ltd                                           2,718,112
Winbond Electronics GDR Representing 10 Ord Shrs 2,710,050 Siliconware Precision Industries Sponsored GDR
  Representing 5 Ord Shrs                             2,279,000

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO International Funds, Inc.
April 30, 2000
UNAUDITED                                               SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT            VALUE

European Fund
87.06 COMMON STOCKS & WARRANTS
1.71  BELGIUM
      Lernout & Hauspie Speech Products NV(a)   EL     180,000    $   17,550,000
================================================================================
0.98  DENMARK
      Vestas Wind Systems A/S                   MG      30,000        10,047,057
================================================================================
6.59  FINLAND
      Helsingin Puhelin Oyj Series E Shrs       TN     100,000         7,919,197
      Nokia Oyj                                 CM     943,600        54,259,860
      Sonera Oyj                                TN     100,000         5,513,365
================================================================================
                                                                      67,692,422
12.94 FRANCE
      Altran Technologies SA                    EC      70,100        14,360,703
      AXA                                       IN     100,000        14,863,303
      Banque Nationale de Paris                 BK      70,000         5,671,020
      Canal Plus                                BR      95,000        18,353,582
      Cap Gemini SA                             CO      20,000         3,936,816
      Carrefour SA                              RT      80,000         5,219,926
      Dassault Systemes SA                      CO     112,100         8,642,459
      France Telecom SA                         TL      30,000         4,653,098
      Lagardere SCA                             SV     200,000        13,578,370
      LVL Medical SA Warrants (Exp 2000)(a)     HC         380            13,159
      Pinault-Printemps-Redoute SA              RT      35,000         7,077,612
      Sidel SA                                  MY      90,000         5,642,770
      Thomson CSF                               AE     250,000         8,907,958
      Total Fina Elf Series B Shrs              OG     138,074        21,000,499
      UBI Soft Entertainment SA(a)              TY      21,450           995,939
      UBI Soft Entertainment SA Warrants
        (Exp 2002)(a)                           TY         390            20,258
================================================================================
                                                                     132,937,472
11.20 GERMANY
      Aixtron AG                                ES      45,500        11,734,355
      Consors Discount Broker AG(a)             IV      90,000        10,161,906
      EM.TV & Merchandising AG                  BR     280,320        21,713,728
      Epcos AG(a)                               ES     100,800        14,238,151
      Intershop Communications AG(a)            CO      33,720        15,025,577
      Kamps AG                                  FD     109,870         3,624,508
      MobilCom AG                               TC      66,503         8,120,961
      Openshop Holding AG(a)                    CO      40,447         2,394,015
      Pironet AG(a)                             CO      70,000         2,360,267
      PlasmaSelect AG(a)                        HC      50,000         4,191,980

                                                        SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

      Siemens AG                                MG     105,600    $   15,686,025
      Software AG(a)                            CO      50,000         5,786,755
================================================================================
                                                                     115,038,228
0.79  IRELAND
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                CO     156,500         7,472,875
      Trintech Group PLC Sponsored ADR
        Representing Ord Shrs(a)                CO      22,598           610,146
================================================================================
                                                                       8,083,021
2.11  ITALY
      Banca Fideuram SpA                        FN     450,000         6,725,394
      Finmatica SpA(a)                          CO      80,000         6,634,264
      Telecom Italia Mobile SpA                 TC     870,000         8,324,726
================================================================================
                                                                      21,684,384
5.58  NETHERLANDS
      Equant NV(a)                              CO     120,000         9,311,664
      ING Groep NV                              IN     160,000         8,751,396
      Koninklijke Philips Electronics NV        EL     312,000        13,951,857
      KPNQwest NV(a)                            CO     107,267         4,467,286
      STMicroelectronics NV                     ES      60,000        11,476,912
      Teleplan International NV(a)              CO      45,000         9,431,955
================================================================================
                                                                      57,391,070
1.52  NORWAY
      Tomra Systems A/S A                       PC     753,996        15,590,618
================================================================================
0.56  PORTUGAL
      Banco Comercial Portugues SA Registered
        Shrs                                    BK     772,485         3,632,462
      M Accoes Portugal Closed-End Fund(a)      IC      90,000         2,095,534
================================================================================
                                                                       5,727,996
4.53  SPAIN
      Banco Santander Central Hispano SA        BK     960,000        10,034,507
      Baron de Ley SA(a)                        BV      11,600           253,706
      Sogecable SA(a)                           CA      93,974         3,986,473
      Telefonica Publicidad e Informacion SA(a) SV     240,000         9,513,972
      Telefonica SA(a)                          TN     421,000         9,391,931
      TelePizza SA(a)                           RS   1,650,400        13,370,645
================================================================================
                                                                      46,551,234
10.99 SWEDEN
      Arkivator AB                              MY     100,000         4,758,182
      Assa Abloy AB Series B Shrs               MG     966,636        19,650,145
      Framtidsfabriken AB(a)                    CO     248,000         4,071,931
      Icon Medialab International AB(a)         SV     127,500         1,936,781
      OM Gruppen AB                             FN     250,000        10,387,580
      Securitas AB Series B Shrs                SV     402,500        10,430,023
      Semcon AB                                 SV      57,300           892,812
      Skandia Forsakrings AB                    IN     300,000        14,375,070
      Tele1 Europe Holding AB(a)                TN      36,155           569,402

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

      Telefonaktiebolaget LM Ericsson
        Series B Shrs                           CM     430,000    $   38,278,789
      Telelogic AB(a)                           CO   1,000,000         7,595,219
================================================================================
                                                                     112,945,934
2.15  SWITZERLAND
      Adecco SA Registered Shrs                 SV      10,757         8,846,937
      Bachem AG Registered B Shrs               CH         450           844,813
      Charles Voegele Holding AG(a)             FT      50,000         9,735,542
      Kudelski SA Bearer Shrs(a)                EL         260         2,680,849
================================================================================
                                                                      22,108,141
24.80 UNITED KINGDOM
      Advanced Medical Solutions Group PLC(a)   HD     358,464            95,357
      ARM Holdings PLC(a)                       ES   1,000,000        10,249,440
      Arsenal Football Club PLC(a)              ET          67           325,009
      Atlantic Telecom Group PLC(a)             CA      50,000           563,328
      Autonomy Corp PLC(a)                      CO     161,530        22,048,845
      Baltimore Technologies PLC(a)             CO      85,000         8,596,307
      Barclays PLC                              BK     450,000        11,562,307
      Bowthorpe PLC                             EL     270,000         5,006,578
      BP Amoco PLC                              OG   2,000,000        17,353,632
      Celltech Group PLC(a)                     BI      31,500           518,543
      COLT Telecom Group PLC(a)                 TN     345,000        14,732,670
      Glaxo Wellcome PLC                        HD     300,000         9,299,606
      ICON PLC Sponsored ADR Representing
        Ord Shrs(a)                             SV       6,259            87,626
      Imagination Technologies Group PLC(a)     CO     750,000         3,344,760
      Kewill Systems PLC                        CO     130,000         2,752,327
      Lloyds TSB Group PLC                      BK     400,000         3,930,778
      Manchester United PLC                     ET   3,000,000        17,639,208
      Misys PLC                                 CO     810,710         9,298,831
      New Dixons Group PLC                      RT   1,952,380         8,004,321
      Pace Micro Technology PLC                 EL     300,000         3,520,800
      Prudential PLC                            IN     350,000         5,400,125
      Psion PLC                                 CO      77,076         4,627,749
      Royal Bank of Scotland Group PLC          BK     368,000         5,738,309
      Sage Group PLC                            CO   1,250,000        13,907,160
      SEMA Group PLC                            CO     503,712         8,134,312
      SmithKline Beecham PLC                    HD     500,000         6,873,384
      Thus PLC(a)                               TL   1,292,308         7,451,820
      Tottenham Hotspur PLC(a)                  ET     500,000           532,032
      Vodafone AirTouch PLC                     TC  10,486,106        48,323,500
      WPP Group PLC                             SV     300,000         4,854,010
================================================================================
                                                                     254,772,674
0.61  UNITED STATES
      OpenTV Corp Class A Shrs(a)               CO      60,000         4,912,500
      OXiGENE Inc(a)                            HD     100,000         1,393,750
================================================================================
                                                                       6,306,250

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

      TOTAL COMMON STOCKS & WARRANTS (Cost $619,032,374)          $  894,426,501
================================================================================
2.74  PREFERRED STOCKS
2.74  GERMANY
      Marschollek, Lautenschlaeger und
        Partner AG, Non-Voting Pfd              IN      25,000        13,315,232
      Porsche AG, Non-Voting Pfd                AM       3,500         8,933,930
      SAP AG, Non-Voting Pfd                    CO      10,000         5,909,781
================================================================================
      TOTAL PREFERRED STOCKS (Cost $14,233,264)                       28,158,943
================================================================================
10.20 SHORT-TERM INVESTMENTS
10.20 UNITED STATES
8.76  COMMERCIAL PAPER
      Ford Motor Credit, 6.020%,5/3/2000        CF $25,000,000        25,000,000
      General Motors Acceptance, 6.080%,
        5/1/2000                                CF $30,000,000        30,000,000
      Household Finance, 5.950%, 5/2/2000       CF $35,000,000        35,000,000
================================================================================
         TOTAL COMMERCIAL PAPER (Cost $90,000,000)                    90,000,000
================================================================================
0.97  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 5.924% (Cost $10,020,985)  IC  10,020,985        10,020,985
================================================================================
0.47  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 4/28/2000 due 5/1/2000 at
        5.580%, repurchased at $4,819,240
        (Collateralized  by  US  Treasury
        Inflationary Index Notes, due 1/15/2007
        at 3.375%, value  $4,914,709)
        (Cost $4,817,000)                       RA $ 4,817,000         4,817,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $104,837,985)               104,837,985
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $738,103,623)
       (Cost for Income Tax Purposes $739,491,672)                $1,027,423,429
================================================================================

International Blue Chip Fund
88.16 COMMON STOCKS
3.43  AUSTRALIA
      National Australia Bank Ltd               BK      45,000    $      616,001
      News Corp Ltd                             ET      70,000           888,215
      Rio Tinto Ltd                             GP      45,594           676,728
================================================================================
                                                                       2,180,944
1.59  CANADA
      Barrick Gold                              GP      60,000         1,008,750
================================================================================
9.32  FRANCE
      Alcatel SA Sponsored ADR Representing
        1/5 Ord Shr                             CM      30,000         1,363,125
      AXA                                       IN       2,753           409,187
      AXA Sponsored ADR Representing 1/2 Shr    IN       4,000           307,000
      Cie Generale des Etablissements Michelin
        Series B Shrs                           AP      18,000           598,724
      Societe Generale Series A Shrs            BK       4,500           934,174
      Total Fina Elf Sponsored ADR
        Representing 1/2 Series B Shr           OG      17,537         1,326,236
      Vivendi                                   SV      10,000           991,494
================================================================================
                                                                       5,929,940

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

4.41  GERMANY
      BASF AG                                   CH      21,000    $      920,313
      Deutsche Bank AG Registered Shrs          BK      12,500           841,813
      Siemens AG                                MG       7,000         1,039,793
================================================================================
                                                                       2,801,919
4.66  ITALY
      San Paolo-IMI SpA Sponsored ADR
        Representing 2 Ord Shrs                 BK      28,000           819,000
      Telecom Italia Mobile SpA                 TC     105,000         1,004,708
      Telecom Italia SpA Sponsored ADR
        Representing 10 Ord Shrs                TN       8,000         1,143,000
================================================================================
                                                                       2,966,708
24.62 JAPAN
      Bank of Tokyo-Mitsubishi Ltd              BK      80,850         1,042,840
      Canon Inc                                 OE      20,000           914,180
      Canon Inc Sponsored ADR Representing
        Ord Shrs                                OE      15,000           696,563
      Fuji Photo Film Ltd                       PI      30,000         1,201,943
      Hitachi Ltd Sponsored ADR Representing
        10 Cmn Shrs                             EE       7,000           859,688
      Ito-Yokado Ltd                            RT       8,000           584,039
      Kyocera Corp                              EL      12,400         2,073,264
      Mitsubishi Heavy Industries Ltd           MY     200,000           621,790
      Nintendo Co Ltd                           TY       7,000         1,165,857
      Nippon Telegraph & Telephone Sponsored ADR
        Representing 1/200 Ord Shr              TN      25,000         1,592,188
      Nomura Securities Ltd                     IV      19,000           478,186
      Shin-Etsu Chemical Ltd                    CH      17,000           898,173
      Sony Corp Sponsored ADR Representing 2
        Ord Shrs                                ET       4,500         1,015,313
      Takefuji Corp                             CF      13,000         1,374,879
      Toyota Motor                              AM      23,000         1,142,817
================================================================================
                                                                      15,661,720
3.98  MEXICO
      Grupo Modelo SA de CV Series C Shrs       BV     200,000           420,672
      Grupo Televisa SA de CV Sponsored GDR
        Representing 20 Ord Participation
        Certificates(a)                         BR      17,500         1,110,156
      Telefonos de Mexico SA Class L Sponsored
        ADR Representing 20 Series L Shrs       TN      17,000           999,813
================================================================================
                                                                       2,530,641
8.65  NETHERLANDS
      ABN AMRO Holding NV Sponsored ADR
        Representing Ord Shrs                   BK      30,000           624,375
      ING Groep NV                              IN      20,000         1,093,925
      Koninklijke Philips Electronics NV New
        York Registered Shrs Representing Ord
        Shrs                                    EL      44,000         1,963,500
      Unilever NV New York Registered Shrs      CG      39,999         1,822,454
================================================================================
                                                                       5,504,254
2.37  PORTUGAL
      BPI-SGPS SA Registered Shrs               IV       9,600            31,320
      Portugal Telecom SA Sponsored ADR
        Representing Ord Shrs                   TN     129,500         1,473,062
================================================================================
                                                                       1,504,382
1.63  SOUTH KOREA
      Korea Telecom Sponsored ADR Representing
        1/2 Ord Shr                             TN      30,000         1,035,000
================================================================================

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

2.60  SPAIN
      Banco Popular Espanol SA                  BK      22,000    $      595,443
      Telefonica SA Sponsored ADR Representing
        3 Shrs(a)                               TN      16,000         1,060,000
================================================================================
                                                                       1,655,443
3.15  SWITZERLAND
      Nestle SA Registered Shrs(a)              FD         700         1,236,850
      Zurich Allied AG Registered Shrs          IN       1,800           766,870
================================================================================
                                                                       2,003,720
1.56  TAIWAN
      Taiwan Semiconductor Manufacturing Ltd
        Sponsored ADR Representing 5 Ord
        Shrs(a)                                 EQ      19,000           993,938
================================================================================
16.19 UNITED KINGDOM
      Abbey National PLC                        FN      40,000           457,860
      British Telecommunications PLC            TN      24,980           449,911
      British Telecommunications PLC
        Sponsored ADR Representing 10 Ord Shrs  TN       4,500           823,500
      Corus Group PLC Sponsored ADR
        Representing 10 Ord Shrs                IS      40,000           547,500
      Diageo PLC                                BV     125,000         1,016,142
      Glaxo Wellcome PLC                        HD       9,900           306,887
      Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                 HD      10,000           628,125
      HSBC Holdings PLC                         BK     160,000         1,780,116
      Marks & Spencer PLC                       RT     125,000           459,171
      Royal Bank of Scotland Group PLC          BK      29,040           452,827
      Shell Transport & Trading PLC New York
        Registered Shrs Sponsored ADR
        Representing 6 Ord Shrs                 OG      30,000         1,447,500
      SmithKline Beecham PLC                    HD      44,900           617,230
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                 HD       4,000           275,000
      Vodafone AirTouch PLC                     TC     225,000         1,036,876
================================================================================
                                                                      10,298,645
      TOTAL COMMON STOCKS (Cost $51,275,502)                          56,076,004
================================================================================
4.21  PREFERRED STOCKS
1.68  BRAZIL
      Petroleo Brasileiro SA Sponsored ADR
        Representing 100 Pfd Shrs               OG      45,000         1,066,113
================================================================================
2.53  GERMANY
      SAP AG, Non-Voting Pfd                    CO         815           481,647
      SAP AG Sponsored ADR Representing 1/12
        Pfd Shr                                 CO      23,000         1,129,875
================================================================================
                                                                       1,611,522
      TOTAL PREFERRED STOCKS (Cost $2,369,383)                         2,677,635
================================================================================
7.63  SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
7.63  UNITED STATES
      Repurchase Agreement with State Street
        dated 4/28/2000 due 5/1/2000 at
        5.580%, repurchased at $4,857,258
        (Collateralized  by  US  Treasury
        Inflationary  Index Notes, due
        1/15/2007 at 3.375%,  value
        $4,951,153)(Cost $4,855,000)            RA $ 4,855,000         4,855,000
================================================================================

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%      DESCRIPTION                            CODE      AMOUNT             VALUE

100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $58,499,885)
      (Cost for Income Tax Purposes $58,714,804)                  $   63,608,639
================================================================================

Latin American Growth Fund
57.60 COMMON STOCKS, RIGHTS & WARRANTS
4.65  ARGENTINA
      Acindar Industria Argentina de Aceros
        Series B Shrs(a)                        IS     133,517    $      183,046
      Banco de Galicia y Buenos Aires SA de
        CV Sponsored ADR Representing 4 Class
        B Shrs                                  BK      26,560           459,820
      Banco Hipotecario SA(a)                   FN      21,507           210,917
      Bansud SA Series B Shrs(a)                BK       7,772            14,233
      Inversiones y Representaciones SA
        Sponsored GDR Representing 10 Shrs      RE       7,500           221,250
      Juan Minetti SA(a)                        BD     102,162           163,574
================================================================================
                                                                       1,252,840
8.89  BRAZIL
      Cia de Saneamento Basico do Estado de
        Sao Paulo(a)                            UW   3,500,000           321,973
      Cia Paranaense de Energia-Copel           EU  60,135,802           313,593
      Cia Siderurgica Nacional                  IS  11,366,071           311,158
      Rossi Residencial SA GDR Regulation S
        Representing 5 Ord Shrs(c)              HB      58,600            99,052
      Tele Celular Sul Participacoes SA(a)      TC 100,900,000           273,428
      Tele Centro Sul Participacoes SA          TN  49,936,000           509,184
      Tele Norte Celular Participation Rights(a)TC       8,749                48
      Tele Norte Leste Participacoes SA(a)      TN   6,457,000           110,211
      Telecomunicacoes Brasileiras SA           TN   5,000,000           454,420
      Telemig Celular Participacoes SA Rights(a)TC      11,984                66
      Telesp Celular Participacoes SA(a)        TN         852                13
================================================================================
                                                                       2,393,146
5.81  CHILE
      Banco de A Edwards Sponsored ADR
        Representing 165 Series A Shrs          BK       3,700            60,819
      Cia Cervecerias Unidas SA Sponsored ADR
        Representing 5 Cmn Shrs                 BV      19,000           423,937
      Embotelladora Arica SA Sponsored ADR
        Representing 10 Class B Shrs(b)         BV      15,000           110,609
      Quinenco SA ADR Representing 10 Ord Shrs  FN      53,000           596,250
      Sociedad Quimica y Minera de Chile SA
        Sponsored ADR Representing 10 B Shrs(a) CH      15,000           371,250
================================================================================
                                                                       1,562,865
32.04 MEXICO
      Alfa SA de CV Participation Certificates
        Series A Shrs                           CH     186,568           589,621
      Carso Global Telecomunicaciones SA
        Series A-1 Shrs(a)                      TL     506,000         1,359,940

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

      Cemex SA de CV
        Participation Certificates
          Representing 2 Series A Shrs &
          Series B Shr                          BD     106,000    $      461,677
        Warrants (Exp 2002)(a)                  BD       8,000             4,249
      Consorcio ARA SA de CV Sponsored ADR
        Representing 10 Shrs(a)(b)              HB      17,796           220,435
      Corporacion GEO SA de CV Series B Shrs(a) HB     100,000           231,582
      Grupo Carso SA de CV Series A-1 Shrs(a)   CG      84,375           286,822
      Grupo Cementos de Chihuahua SA de CV
        Series B Shrs                           BD     100,000            69,050
      Grupo Continental SA                      BV     200,000           237,956
      Grupo Financiero Bancomer SA de CV
        Series O Shrs(a)                        FN   1,475,732           670,965
      Grupo Financiero Banorte SA de CV
        Series O Shrs(a)                        FN     340,909           478,037
      Grupo Industrial Bimbo SA de CV
        Series A Shrs(a)                        FD     280,000           365,858
      Grupo Industrial Maseca SA de CV
        Series B Shrs                           FD     160,158            78,943
      Grupo Industrial Saltillo SA de CV
        Series B Shrs                           IS     150,000           333,829
      Grupo Iusacell SA de CV ADR
        Representing 10 Series V Shrs(a)        TL      11,019           175,615
      Grupo Mexico SA Series B Shrs             GP       4,000            16,317
      Grupo Posadas SA Series A Shrs(a)         LH     291,600           192,056
      Grupo Televisa SA de CV
        Sponsored GDR Representing 20 Ord
          Participation Certificates
          Representing Series A, D & L Shrs(a)  BR       5,000           317,187
        Participation Certificates Representing
          Series A, D & L Shrs(a)               BR     400,000         1,266,267
      Industrias Penoles SA Participation
          Certificates(a)                       MM     100,000           223,084
      Kimberly-Clark de Mexico SA de CV
          Series A Shrs                         PF     220,000           719,817
      Pepsi-Gemex SA Sponsored GDR
        Representing 6 Ord Participation
          Certificates(a)                       BV      60,000           322,500
================================================================================
                                                                       8,621,807
0.92  PANAMA
      Banco Latinoamericano de Exportaciones
        SA Series E Shrs                        BK      10,000           246,875
================================================================================
3.03  PERU
      Credicorp Ltd                             FN      38,250           404,016
      Ferreyros SA(a)                           MY     414,036           146,391
      Union de Cervecerias Backus y Johnston
        SAA Series I Shrs                       BV     735,560           264,301
================================================================================
                                                                         814,708
1.16  UNITED KINGDOM
      Antofagasta PLC                           MM      50,000           312,178
================================================================================
1.10  VENEZUELA
      CA La Electricidad de Caracas ADR
        Representing 50 Equity Units            EU      22,796           296,977
================================================================================
      TOTAL COMMON STOCKS, RIGHTS &
        WARRANTS (Cost $16,966,484)                                   15,501,396
================================================================================

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

35.32 PREFERRED STOCKS
3.78  ARGENTINA
      Nortel Inversora SA ADR
        Representing 1/20 Pfd Series B Shr      TL      55,000    $    1,017,500
================================================================================
29.60 BRAZIL
      Cia Cimento Portland Itau Pfd             BD   1,250,000           153,782
      Cia de Tecidos Norte de Minas Coteminas
        Pfd                                     TA   3,800,000           284,289
      Cia Energetica de Minas Gerais Pfd        EU  26,711,876           408,561
      Cia Vale do Rio Doce Pfd Series A Shrs    MM      29,800           738,188
      Eletropaulo Metropolitana SA Pfd          EU   8,728,000           503,027
      Embratel Participacoes SA
        ADR Representing 1,000 Pfd Shrs         TL      20,240           455,400
        Pfd                                     TL  29,000,000           642,837
      Investimentos Itausa SA Pfd               CG     835,737           694,711
      Petrobras Distribuidora SA Pfd(a)         OG  25,000,000           305,209
      Petroleo Brasileiro SA Pfd                OG   4,095,900           970,350
      Renner Participacoes SA Pfd               IV   8,800,000            21,360
      Tele Centro Sul Participacoes SA ADR
        Representing 5,000 Pfd Shrs             TN       6,000           382,500
      Tele Norte Leste Participacoes SA Pfd     TN  30,000,000           613,466
      Telecomunicacoes Brasileiras SA Pfd(a)    TL   6,000,000               166
      Telecomunicacoes de Sao Paulo SA Pfd      TN  10,970,033           274,175
      Telecomunicacoes do Parana SA Pfd(a)      TL     225,000            79,802
      Ultrapar Participacoes SA Sponsored ADR
        Representing 1,000 Pfd Shrs             NG      30,000           270,000
      Usinas Siderurgicas de Minas Gerais Pfd
        Series A Shrs                           IS     100,000           416,182
      Votorantim Celulose e Papel SA
        Pfd                                     PF  18,353,000           547,183
        Sponsored ADR Representing 500 Pfd Shrs PF      13,934           205,527
================================================================================
                                                                       7,966,715
1.94  LUXEMBOURG
      Quilmes Industrial Quinsa SA Sponsored
        ADR Representing Non-Voting Pfd         BV      55,000           522,500
================================================================================
      TOTAL PREFERRED STOCKS (Cost $10,387,114)                        9,506,715
================================================================================
7.08  OTHER SECURITIES
1.91  BRAZIL
      Uniao de Bancos Brasileiros SA
        Sponsored GDR Representing 500 Units
        (Each unit consists of a Pfd Shr of
        Unibanco and a Pfd B Shr of Unibanco
        Holdings)                               BK       5,000           124,688
        Units (Each unit consists of a Pfd Shr
          of Unibanco and a Pfd Series B Shr
          of Unibanco Holdings)                 BK   8,000,000           390,136
================================================================================
                                                                         514,824
5.17  MEXICO
      Controladora Comercial Mexicana SA de
        CV GDR Representing 20 Linked BC
        Units (Each unit consists of 3
        Series B Shrs and a Series C Shr)       RT      20,500           462,250

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

      Fomento Economico Mexicano SA de
        CV Sponsored ADR Representing 10
        Units (Each unit consists of 10
        Series B Shrs, 20 Series D-B Shrs
        and 20 Series D-L Shrs)                 BV      22,500    $      928,125
================================================================================
                                                                       1,390,375
      TOTAL OTHER SECURITIES (Cost $1,355,795)                         1,905,199
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $28,709,393)
       (Cost for Income Tax Purposes $28,932,326)                 $   26,913,310
================================================================================

Pacific Basin Fund
93.64 COMMON STOCKS & WARRANTS
0.02  AUSTRALIA
      Rio Tinto Ltd                             GP       1,430    $       21,225
================================================================================
4.83  HONG KONG
      Cheung Kong Holdings Ltd                  RL      40,000           477,584
      China Telecom Ltd(a)                      TC     114,000           823,255
      Hutchison Whampoa Ltd                     CG      80,000         1,165,717
      SmarTone Telecommunications Holdings Ltd  TC     580,000         1,816,875
================================================================================
                                                                       4,283,431
0.02  INDONESIA
      PT Bank Pan Indonesia Tbk Warrants
        (Exp 2022)(a)                           BK   1,110,000            17,508
================================================================================
60.99 JAPAN
      Aiful Corp                                CF      19,700         1,988,861
      Bridgestone Corp                          AP      33,000           716,030
      Canon Inc                                 OE      38,000         1,736,942
      Fujitsu Ltd                               CO      96,000         2,718,112
      Fujitsu Support & Service(a)              SV       4,300           636,595
      Itochu Techno-Science                     CO       1,000           796,669
      Jafco Co Ltd                              CF      12,000         2,109,646
      Kao Corp                                  PL      50,000         1,522,091
      Matsushita-Kotobuki Electrontics
        Industries Ltd                          EL      38,000           879,019
      MINEBEA Co Ltd                            EE     100,000         1,221,374
      Moshi Moshi Hotline                       SV      11,000         1,475,827
      Murata Manufacturing Ltd                  EE      14,000         2,720,333
      Net One Systems Ltd                       SV          36         1,229,146
      Nidec Corp(a)                             CO       7,000           485,774
      Nippon Telegraph & Telephone              TL         183         2,268,980
      Nomura Securities Ltd                     IV      23,000           578,857
      NTT DoCoMo                                TC         116         3,874,717
      OMRON Corp                                EL      40,000         1,088,133
      Orix Corp                                 FN       9,900         1,412,519
      Paramount Bed Ltd                         HC      11,000           864,122
      Paris Miki                                PL      21,800         1,387,777
      Rohm Co Ltd                               EL      10,200         3,416,516
      Ryohin Keikaku Ltd                        RT      11,300         2,096,368
      Secom Co Ltd                              SV      23,000         1,928,105
      Seven-Eleven Japan Ltd                    RT      11,000         1,353,690
      Shiseido Co Ltd                           PL      50,000           631,969

                                                       SHARES,
                                                      UNITS OR
                                          INDUSTRY   PRINCIPAL
%     DESCRIPTION                             CODE      AMOUNT             VALUE

      Softbank Corp                             CO      12,900    $    3,182,975
      Sony Corp                                 EL      24,400         2,811,955
      Takeda Chemical Industries Ltd            HD      28,000         1,842,054
      TDK Corp                                  CO      12,000         1,606,662
      Tokyo Electron Ltd                        ES       5,000           814,712
      Toshiba Corp                              ES     233,000         2,259,394
      Trend Micro                               CO       3,000           449,688
================================================================================
                                                                      54,103,612
1.48  MALAYSIA
      Road Builder Holdings Berhad              EC     875,000         1,146,711
      United Engineers Berhad Warrants
        (Exp 2002)(a)                           EC     120,000           167,368
================================================================================
                                                                       1,314,079
2.99  SINGAPORE
      NatSteel Electronics Ltd                  EE     149,000           855,168
      Venture Manufacturing Ltd                 EL     153,000         1,792,094
================================================================================
                                                                       2,647,262
10.87 SOUTH KOREA
      Hyundai Electronics Industries(a)         ES     194,430         3,083,549
      Kookmin Bank                              BK     101,610         1,098,734
      Samsung Electronics                       ES      20,204         5,461,771
================================================================================
                                                                       9,644,054
12.44 TAIWAN
      Far Eastern Textile Ltd GDR Representing
        10 TWD Shrs(a)(b)                       TA     102,200         2,044,000
      Hon Hai Precision Industry GDR
        Representing 2 Cmn Shrs(a)              EL      75,000         2,019,375
      Siliconware Precision Industries
        Sponsored GDR Representing 5 Ord Shrs   ES     172,000         2,279,000
      Synnex Technology International GDR
        Representing 4 Ord Shrs                 CO      75,000         1,987,500
      Winbond Electronics GDR Representing 10
        Ord Shrs(a)                             EQ      87,000         2,710,050
================================================================================
                                                                      11,039,925
0.00  THAILAND
      Thai Farmers Bank PLC Warrants
        (Exp 2002)(a)                           BK       1,875               226
================================================================================
0.00  UNITED KINGDOM
      HSBC Holdings PLC                         BK         348             3,887
================================================================================
      TOTAL COMMON STOCKS & WARRANTS (Cost $58,068,106)               83,075,209
================================================================================
6.36  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
6.36  UNITED STATES
      Repurchase Agreement with State Street dated
        4/28/2000 due 5/1/2000 at 5.580%,
        repurchased at $5,642,623
        (Collateralized  by  US  Treasury
        Inflationary  Index Notes due
        1/15/2007 at 3.375%, value $5,872,138)
        (Cost $5,640,000)                       RA $ 5,640,000         5,640,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $63,708,106)
       (Cost for Income Tax Purposes $64,013,564)               $     88,715,209
================================================================================

(a)   Security is non-income producing.
(b) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(c)   The following is a restricted security at April 30, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                        VALUE AS
                                      ACQUISITION    ACQUISITION            % OF
DESCRIPTION                               DATE(S)           COST      NET ASSETS
--------------------------------------------------------------------------------
Latin American Growth Fund
Rossi Residencial SA GDR Regulation S
  Representing 5 Ord Shrs               7/15/1997    $   820,400           0.37%
================================================================================

SUMMARY OF INVESTMENTS BY INDUSTRY
                                                            % OF
                                         INDUSTRY     INVESTMENT
INDUSTRY                                     CODE     SECURITIES           VALUE
--------------------------------------------------------------------------------
EUROPEAN FUND
Aerospace & Defense                            AE           0.87% $    8,907,958
Automobiles                                    AM           0.87       8,933,930
Banks                                          BK           3.95      40,569,383
Beverages                                      BV           0.02         253,706
Biotechnology                                  BI           0.05         518,543
Broadcasting                                   BR           3.90      40,067,310
Cable                                          CA           0.44       4,549,801
Chemicals                                      CH           0.08         844,813
Communications-- Equipment & Manufacturing     CM           9.01      92,538,649
Computer Related                               CO          16.67     171,273,801
Consumer Finance                               CF           8.76      90,000,000
Electronics                                    EL           4.16      42,710,084
Electronics-- Semiconductor                    ES           4.64      47,698,858
Engineering & Construction                     EC           1.40      14,360,703
Entertainment                                  ET           1.80      18,496,249
Financial                                      FN           1.66      17,112,974
Foods                                          FD           0.35       3,624,508
Footwear                                       FT           0.95       9,735,542
Health Care Drugs-- Pharmaceuticals            HD           1.72      17,662,097
Health Care Related                            HC           0.41       4,205,139
Insurance                                      IN           5.52      56,705,126
Investment Bank/Broker Firm                    IV           0.99      10,161,906
Investment Companies                           IC           1.18      12,116,519
Machinery                                      MY           1.01      10,400,952
Manufacturing                                  MG           4.42      45,383,227
Oil & Gas Related                              OG           3.73      38,354,131
Pollution Control                              PC           1.52      15,590,618
Repurchase Agreements                          RA           0.47       4,817,000
Restaurants                                    RS           1.30      13,370,645
Retail                                         RT           1.98      20,301,859
Services                                       SV           4.88      50,140,531
Telecommunications-- Cellular & Wireless       TC           6.30      64,769,187
Telecommunications-- Long Distance             TL           1.18      12,104,918
Telephone                                      TN           3.71      38,126,565
Toys                                           TY           0.10       1,016,197
================================================================================
                                                          100.00% $1,027,423,429
================================================================================

                                                            % OF
                                         INDUSTRY     INVESTMENT
INDUSTRY                                     CODE     SECURITIES           VALUE
--------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP FUND
Auto Parts                                     AP           0.94% $      598,724
Automobiles                                    AM           1.80       1,142,817
Banks                                          BK          12.12       7,706,589
Beverages                                      BV           2.26       1,436,814
Broadcasting                                   BR           1.75       1,110,156
Chemicals                                      CH           2.86       1,818,486
Communications-- Equipment & Manufacturing     CM           2.14       1,363,125
Computer Related                               CO           2.53       1,611,522
Conglomerates                                  CG           2.87       1,822,454
Consumer Finance                               CF           2.16       1,374,879
Electrical Equipment                           EE           1.35         859,688
Electronics                                    EL           6.35       4,036,764
Entertainment                                  ET           2.99       1,903,528
Equipment-- Semiconductor                      EQ           1.56         993,938
Financial                                      FN           0.72         457,860
Foods                                          FD           1.94       1,236,850
Gold & Precious Metals Mining                  GP           2.65       1,685,478
Health Care Drugs-- Pharmaceuticals            HD           2.87       1,827,242
Insurance                                      IN           4.05       2,576,982
Investment Bank/Broker Firm                    IV           0.80         509,506
Iron & Steel                                   IS           0.86         547,500
Machinery                                      MY           0.98         621,790
Manufacturing                                  MG           1.64       1,039,793
Office Equipment & Supplies                    OE           2.53       1,610,743
Oil & Gas Related                              OG           6.04       3,839,849
Photography & Imaging                          PI           1.89       1,201,943
Repurchase Agreements                          RA           7.63       4,855,000
Retail                                         RT           1.64       1,043,210
Services                                       SV           1.56         991,494
Telecommunications-- Cellular & Wireless       TC           3.21       2,041,584
Telephone                                      TN          13.48       8,576,474
Toys                                           TY           1.83       1,165,857
================================================================================
                                                          100.00% $   63,608,639
================================================================================

LATIN AMERICAN GROWTH FUND
Banks                                          BK           4.82% $    1,296,571
Beverages                                      BV          10.44       2,809,928
Broadcasting                                   BR           5.88       1,583,454
Building Materials                             BD           3.17         852,332
Chemicals                                      CH           3.57         960,871
Conglomerates                                  CG           3.65         981,533
Electric Utilities                             EU           5.66       1,522,158
Financial                                      FN           8.77       2,360,185
Foods                                          FD           1.65         444,801
Gold & Precious Metals Mining                  GP           0.06          16,317
Homebuilding                                   HB           2.05         551,069
Investment Bank/Broker Firm                    IV           0.08          21,360
Iron & Steel                                   IS           4.62       1,244,215
Lodging-- Hotels                               LH           0.71         192,056
Machinery                                      MY           0.54         146,391
Metals Mining                                  MM           4.73       1,273,450
Natural Gas                                    NG           1.00         270,000

                                                            % OF
                                         INDUSTRY     INVESTMENT
INDUSTRY                                     CODE     SECURITIES           VALUE
--------------------------------------------------------------------------------
Latin American Growth Fund (Continued)
Oil & Gas Related                              OG           4.74% $    1,275,559
Paper & Forest Products                        PF           5.47       1,472,527
Real Estate Investment Trust                   RE           0.82         221,250
Retail                                         RT           1.72         462,250
Telecommunications-- Cellular & Wireless       TC           1.02         273,542
Telecommunications-- Long Distance             TL          13.86       3,731,260
Telephone                                      TN           8.71       2,343,969
Textile-- Apparel Manufacturing                TA           1.06         284,289
Utilities-- Water                              UW           1.20         321,973
================================================================================
                                                          100.00% $   26,913,310
================================================================================

PACIFIC BASIN FUND
Auto Parts                                     AP           0.81% $      716,030
Banks                                          BK           1.26       1,120,355
Computer Related                               CO          12.66      11,227,380
Conglomerates                                  CG           1.32       1,165,717
Consumer Finance                               CF           4.62       4,096,507
Electrical Equipment                           EE           5.41       4,796,875
Electronics                                    EL          13.53      12,007,092
Electronics-- Semiconductor                    ES          15.67      13,898,426
Engineering & Construction                     EC           1.48       1,314,079
Equipment-- Semiconductor                      EQ           3.05       2,710,050
Financial                                      FN           1.59       1,412,519
Gold & Precious Metals Mining                  GP           0.02          21,225
Health Care Drugs-- Pharmaceuticals            HD           2.08       1,842,054
Health Care Related                            HC           0.97         864,122
Investment Bank/Broker Firm                    IV           0.65         578,857
Office Equipment & Supplies                    OE           1.96       1,736,942
Personal Care                                  PL           3.99       3,541,837
Real Estate Related                            RL           0.54         477,584
Repurchase Agreements                          RA           6.36       5,640,000
Retail                                         RT           3.89       3,450,058
Services                                       SV           5.94       5,269,673
Telecommunications-- Cellular & Wireless       TC           7.34       6,514,847
Telecommunications-- Long Distance             TL           2.56       2,268,980
Textile-- Apparel Manufacturing                TA           2.30       2,044,000
================================================================================
                                                          100.00% $   88,715,209
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO International Funds, Inc.
April 30, 2000
UNAUDITED

                                                                   INTERNATIONAL
                                                EUROPEAN               BLUE CHIP
                                                    FUND                    FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $       738,103,623        $     58,499,885
================================================================================
  At Value(a)                        $     1,027,423,429        $     63,608,639
Cash                                                   0                 279,533
Receivables:
  Investment Securities Sold                  13,559,970                 554,569
  Fund Shares Sold                             4,844,041                 160,999
  Dividends and Interest                       1,178,150                 184,768
Prepaid Expenses and Other Assets                 43,713                  68,202
================================================================================
TOTAL ASSETS                               1,047,049,303              64,856,710
================================================================================
LIABILITIES
Payables:
  Custodian                                      398,372                       0
  Foreign Sub-Custodian (Cost $1,134,617
    and $331,429, respectively)                1,164,065                 333,802
  Investment Securities Purchased             49,925,761                 881,152
  Fund Shares Repurchased                      5,387,866                 250,764
Depreciation on Forward Foreign Currency
  Contracts                                      128,980                   7,457
Accrued Distribution Expenses - Investor Class   186,828                  12,009
Accrued Distribution Expenses - Class C            2,080                      63
Accrued Expenses and Other Payables              160,492                  17,407
================================================================================
TOTAL LIABILITIES                             57,354,444               1,502,654
================================================================================
NET ASSETS AT VALUE                  $       989,694,859        $     63,354,056
================================================================================
NET ASSETS
Paid-in Capital(b)                   $       611,484,242        $     54,696,650
Accumulated Undistributed
  (Distributions in Excess of) Net
  Investment Loss                            (2,571,879)               (411,701)
Accumulated Undistributed Net
  Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                91,643,662               4,001,488
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                               289,138,834               5,067,619
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                 $       989,694,859       $      63,354,056
================================================================================
NET ASSETS AT VALUE:
  Investor Class                     $       986,388,479       $      63,213,111
================================================================================
  Class C                            $         3,306,380       $         140,945
================================================================================

                                                                   INTERNATIONAL
                                                EUROPEAN               BLUE CHIP
                                                    FUND                    FUND
--------------------------------------------------------------------------------

Shares Outstanding
  Investor Class                              37,981,651               5,426,040
  Class C                                        127,601                  12,106
NET ASSET VALUE, Offering and Redemption
  Price per Share
  Investor Class                     $             25.97       $           11.65
  Class C                            $             25.91       $           11.64
================================================================================
(a)Investment securities at cost and value at April 30, 2000 include repurchase agreements of $4,817,000 and $4,855,000 for European and International Blue Chip Funds, respectively.

(b)The Fund has 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 300 million have been allocated to European Fund and 200 million to International Blue Chip Fund: 200 million to European Fund
   - Investor Class and 100 million to European Fund - Class C; and 100 million to International Blue Chip Fund - Investor Class and 100 million to International Blue Chip Fund - Class C.

See Notes to Financial Statements

INVESCO International Funds, Inc.
April 30, 2000
UNAUDITED
                                          LATIN AMERICAN                 PACIFIC
                                                  GROWTH                   BASIN
                                                    FUND                    FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $        28,709,393       $      63,708,106
================================================================================
  At Value(a)                        $        26,913,310       $      88,715,209
Cash                                                   0                  10,849
Foreign Currency (Cost $58,702 and
   $1,274,244 respectively)                       58,392               1,274,244
Receivables:
  Investment Securities Sold                     119,464               4,076,777
  Fund Shares Sold                                 6,152                   6,560
  Dividends and Interest                         114,869                  73,507
Appreciation on Forward Foreign
  Currency Contracts                                   0                  46,799
Prepaid Expenses and Other Assets                 89,768                  34,829
================================================================================
TOTAL ASSETS                                  27,301,955              94,238,774
================================================================================
LIABILITIES
Payables:
  Custodian                                       48,261                       0
  Investment Securities Purchased                      0                 586,551
  Fund Shares Repurchased                         46,902               1,288,750
Accrued Distribution Expenses - Investor Class     5,442                  18,206
Accrued Distribution Expenses - Class C                1                       1
Accrued Expenses and Other Payables               40,346                 154,416
================================================================================
TOTAL LIABILITIES                                140,952               2,047,924
================================================================================
NET ASSETS AT VALUE                  $        27,161,003       $      92,190,850
================================================================================
NET ASSETS
Paid-in Capital(b)                   $        45,575,139       $      85,890,722
Accumulated Undistributed
  (Distributions in Excess of)
  Net Investment Income (Loss)                    56,352             (3,420,706)
Accumulated Undistributed Net
  Realized Loss on Investment
  Securities and Foreign Currency
  Transactions                              (16,678,029)            (15,284,451)
Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                      (1,792,459)              25,005,285
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                        $        27,161,003       $      92,190,850
================================================================================
NET ASSETS AT VALUE:
  Investor Class                     $        27,160,124       $      92,189,104
================================================================================
  Class C                            $               879       $           1,746
================================================================================

                                          LATIN AMERICAN                 PACIFIC
                                                  GROWTH                   BASIN
                                                    FUND                    FUND
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                               2,719,790               8,995,397
  Class C                                             88                     171
NET ASSET VALUE, Offering and
  Redemption Price per Share
  Investor Class                     $              9.99       $           10.25
  Class C                            $              9.96       $           10.21
================================================================================
(a)Investment securities at cost and value at April 30, 2000 includes a repurchase agreement of $5,640,000 for Pacific Basin Fund.

(b)The Fund has 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Latin American Growth Fund and 200 million to Pacific Basin Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO International Funds, Inc.
SIX MONTHS ENDED APRIL 30, 2000
UNAUDITED

                                                                   INTERNATIONAL
                                                EUROPEAN               BLUE CHIP
                                                    FUND                    FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $         2,142,325       $         384,397
Dividends from Affiliated Investment
   Companies                                     107,620                       0
Interest                                         800,743                  52,546
  Foreign Taxes Withheld                       (267,324)                (41,696)
================================================================================
  TOTAL INCOME                                 2,783,364                 395,247
================================================================================
EXPENSES
Investment Advisory Fees                       2,828,854                 219,913
Distribution Expenses
  Investor Class                               1,052,652                  73,286
  Class C                                          4,814                      75
Transfer Agent Fees                              949,245                 211,964
Administrative Fees                              194,694                  18,195
Custodian Fees and Expenses                      421,551                  22,102
Directors' Fees and Expenses                      21,052                   5,717
Interest Expense                                   1,909                     148
Professional Fees and Expenses                    24,971                  10,309
Registration Fees and Expenses - Investor Class   52,556                  49,609
Reports to Shareholders                          102,703                  25,435
Other Expenses                                    23,668                   2,224
================================================================================
  TOTAL EXPENSES                               5,678,669                 638,977
  Fees and Expenses Absorbed by Investment
    Adviser                                            0                (31,394)
  Fees and Expenses Paid Indirectly            (355,527)                (19,128)
================================================================================
     NET EXPENSES                              5,323,142                 588,455
================================================================================
NET INVESTMENT LOSS                          (2,539,778)               (193,208)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                      109,705,250               4,981,927
  Foreign Currency Transactions             (13,040,782)               (437,024)
================================================================================
     Total Net Realized Gain                  96,664,468               4,544,903
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                      180,934,375                 542,412
  Foreign Currency Transactions             (38,291,657)             (1,804,112)
================================================================================
     Total Net Appreciation (Depreciation)   142,642,718             (1,261,700)
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS              239,307,186               3,283,203
================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                         $       236,767,408       $       3,089,995
================================================================================

See Notes to Financial Statements

INVESCO International Funds, Inc.
SIX MONTHS ENDED APRIL 30, 2000
UNAUDITED
                                          LATIN AMERICAN                 PACIFIC
                                                  GROWTH                   BASIN
                                                    FUND                    FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $           351,487       $         353,035
Interest                                          15,078                  64,537
  Foreign Taxes Withheld                        (25,541)               (137,472)
================================================================================
  TOTAL INCOME                                   341,024                 280,100
================================================================================
EXPENSES
Investment Advisory Fees                         105,004                 429,354
Distribution Expenses
  Investor Class                                  35,001                 143,118
  Class C                                              2                       2
Transfer Agent Fees                              104,477                 326,218
Administrative Fees                               11,300                  30,761
Custodian Fees and Expenses                       39,213                 106,098
Directors' Fees and Expenses                       4,965                   6,987
Interest Expense                                     158                  24,983
Professional Fees and Expenses                    25,912                  14,348
Registration Fees and Expenses - Investor Class   18,398                  47,898
Reports to Shareholders                           27,097                  43,835
Other Expenses                                     2,536                   4,124
================================================================================
  TOTAL EXPENSES                                 374,063               1,177,726
  Fees and Expenses Absorbed by Investment
    Adviser                                     (58,307)                     (2)
  Fees and Expenses Paid Indirectly             (34,141)                (82,644)
================================================================================
     NET EXPENSES                                281,615               1,095,080
================================================================================
NET INVESTMENT INCOME (LOSS)                      59,409               (814,980)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                          941,294              10,823,201
  Foreign Currency Transactions              (1,042,436)                 209,236
================================================================================
     Total Net Realized Gain (Loss)            (101,142)              11,032,437
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                        1,863,996                 931,862
  Foreign Currency Transactions                1,673,361             (1,393,894)
================================================================================
     Total Net Appreciation (Depreciation)     3,537,357               (462,032)
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                3,436,215              10,570,405
================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                         $         3,495,624       $       9,755,425
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

European Fund

                                              SIX MONTHS
                                                   ENDED              YEAR ENDED
                                                APRIL 30              OCTOBER 31
--------------------------------------------------------------------------------
                                                    2000                    1999
                                               UNAUDITED
OPERATIONS
Net Investment Loss                  $       (2,539,778)       $     (3,056,849)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                96,664,468              15,703,473
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                      142,642,718              68,996,802
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS   236,767,408              81,643,426
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income -
   Investor Class                                      0               (189,864)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions -
  Investor Class                            (13,208,955)            (60,321,278)
================================================================================
TOTAL DISTRIBUTIONS                         (13,208,955)            (60,511,142)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             641,963,782           2,188,396,810
  Class C                                      5,032,273                      --
Reinvestment of Distributions - Investor
  Class                                       12,635,289              58,166,765
Net Assets Received from Acquisition of
  European Small Company Fund (Note 3)                --              34,159,608
===============================================================================
                                             659,631,344           2,280,723,183
Amounts Paid for Repurchases of Shares
  Investor Class                           (438,262,819)         (2,427,744,259)
   Class C                                   (1,489,096)                      --
================================================================================
                                           (439,751,915)         (2,427,744,259)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               219,879,429           (147,021,076)
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS      443,437,882           (125,888,792)
NET ASSETS
Beginning of Period                          546,256,977             672,145,769
================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess
  of) Net Investment Loss of ($2,571,879)
  and ($32,101), respectively)       $       989,694,859       $     546,256,977
================================================================================

                                              SIX MONTHS
                                                   ENDED              YEAR ENDED
                                                APRIL 30              OCTOBER 31
--------------------------------------------------------------------------------
                                                    2000                    1999
                                               UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                              23,828,343             123,053,362
  Class C                                        186,187                      --
Shares Issued from Reinvestment of
  Distributions - Investor Class                 622,735               3,451,340
Shares Issued in Connection with Acquisition
  of European Small Company Fund (Note 3)             --               2,004,619
================================================================================
                                              24,637,265             128,509,321
Shares Repurchased
  Investor Class                            (16,792,696)           (136,336,597)
   Class C                                      (58,586)                      --
================================================================================
                                            (16,851,282)           (136,336,597)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES         7,785,983             (7,827,276)
================================================================================

See Notes to Financial Statements

International Blue Chip Fund

                                              SIX MONTHS
                                                   ENDED              YEAR ENDED
                                                APRIL 30              OCTOBER 31
--------------------------------------------------------------------------------
                                                    2000                    1999
                                               UNAUDITED
OPERATIONS
Net Investment Income (Loss)         $         (193,208)       $          84,832
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                 4,544,903                 805,411
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                      (1,261,700)               2,355,065
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     3,089,995               3,245,308
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income - Investor Class         (244,809)                (87,004)
In Excess of Net Investment Income -
  Investor Class                                       0                   (333)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions -
  Investor Class                             (1,260,037)                       0
================================================================================
TOTAL DISTRIBUTIONS                          (1,504,846)                (87,337)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              28,673,317              78,226,684
  Class C                                        143,539                      --
Reinvestment of Distributions - Investor
  Class                                        1,419,208                  63,471
Net Assets Received from Acquisition of
  International Growth Fund (Note 3)                  --              25,686,580
================================================================================
                                              30,236,064             103,976,735
Amounts Paid for Repurchases of Shares -
  Investor Class                             (20,177,39)            (61,711,713)
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                10,058,665              42,265,022
================================================================================
TOTAL INCREASE IN NET ASSETS                  11,643,814              45,422,993
NET ASSETS
Beginning of Period                           51,710,242               6,287,249
================================================================================
End of Period(Including Accumulated
  Undistributed (Distributions in Excess
  of) Net Investment Income (Loss)
  of ($411,701) and $26,316,
  respectively)                      $        63,354,056       $      51,710,242
================================================================================
                   -----------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                               2,384,202               7,452,507
  Class C                                         12,106                      --
Shares Issued from Reinvestment of Distributions
  Investor Class                                 123,332                   5,677
Shares Issued in Connection with Acquisition
  of International Growth Fund (Note 3)               --               2,370,352
================================================================================
                                               2,519,640               9,828,536
Shares Repurchased - Investor Class          (1,686,663)             (5,850,884)
================================================================================
NET INCREASE IN FUND SHARES                      832,977               3,977,652
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Latin American Growth Fund

                                                SIX MONTHS                PERIOD            YEAR
                                                     ENDED                 ENDED           ENDED
                                                  APRIL 30            OCTOBER 31         JULY 31
------------------------------------------------------------------------------------------------
                                                      2000                  1999            1999
                                                 UNAUDITED              (Note 1)
OPERATIONS
Net Investment Income (Loss)                $       59,409       $      (54,755)   $     122,404
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions              (101,142)           (1,288,135)    (10,919,242)
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions   3,537,357             1,675,121       1,184,305
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                3,495,624               332,231     (9,612,533)
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    0                     0        (60,137)
In Excess of Net Investment Income -
  Investor Class                                         0              (50,504)               0
In Excess of Net Realized Gain on
  Investment Securities and Foreign Currency
  Transactions - Investor Class                          0                     0       (324,757)
================================================================================================
TOTAL DISTRIBUTIONS                                      0              (50,504)       (384,894)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                14,324,593             1,785,520      38,298,451
  Class C                                            1,000                    --              --
Reinvestment of Distributions - Investor Class           0                49,592         377,451
================================================================================================
                                                14,325,593             1,835,112      38,675,902
Amounts Paid for Repurchases of Shares -
  Investor Class                              (12,216,922)           (4,128,104)    (39,835,797)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                        2,108,671           (2,292,992)     (1,159,895)
================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS          5,604,295           (2,011,265)    (11,157,322)
NET ASSETS
Beginning of Period                             21,556,708            23,567,973      34,725,295
================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income (Loss) of $56,352,
  ($3,057) and $21,585, respectively)       $   27,161,003       $    21,556,708   $  23,567,973
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Latin American Growth Fund (Continued)


                                                SIX MONTHS                PERIOD            YEAR
                                                     ENDED                 ENDED           ENDED
                                                  APRIL 30            OCTOBER 31         JULY 31
------------------------------------------------------------------------------------------------
                                                      2000                  1999            1999
                                                 UNAUDITED              (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                 1,301,671               217,990       4,926,437
  Class C                                               88                    --              --
Shares Issued from Reinvestment of
  Distributions Investor Class                           0                 5,904          49,594
================================================================================================
                                                 1,301,759               223,894       4,976,031
Shares Repurchased - Investor Class            (1,147,994)             (510,974)     (5,228,033)
================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES             153,765             (287,080)       (252,002)
================================================================================================

See Notes to Financial Statements

Pacific Basin Fund

                                              SIX MONTHS                    YEAR
                                                   ENDED                   ENDED
                                                APRIL 30              OCTOBER 31
--------------------------------------------------------------------------------
                                                    2000                    1999
                                               UNAUDITED
OPERATIONS
Net Investment Loss                         $  (814,980)         $     (390,746)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions           11,032,437               8,002,083
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                        (462,032)              23,947,997
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     9,755,425              31,559,334
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income - Investor Class       (2,810,196)                       0
In Excess of Net Investment Income -
  Investor Class                                       0               (336,731)
================================================================================
TOTAL DISTRIBUTIONS                          (2,810,196)               (336,731)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              85,680,049             492,941,043
  Class C                                          1,874                      --
Reinvestment of Distributions -
  Investor Class                               2,736,400                 318,350
Net Assets Received from Acquisition of
  Asian Growth Fund (Note 3)                          --              27,266,407
================================================================================
                                              88,418,323             520,525,800
Amounts Paid for Repurchases of Shares -
  Investor Class                           (105,918,408)           (494,071,137)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                   (17,500,085)              26,454,663
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS     (10,554,856)              57,677,266
NET ASSETS
Beginning of Period                          102,745,706              45,068,440
================================================================================
End of Period(Including Accumulated
  Undistributed (Distributions in Excess
  of) Net Investment Loss of ($3,420,706)
  and $204,470, respectively)               $ 92,190,850         $   102,745,706
================================================================================
                    ----------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                               7,696,271              65,945,648
  Class C                                            171                      --
Shares Issued from Reinvestment of
  Distributions - Investor Class                 221,930                  44,813
Shares Issued in Connection with
  Acquisition of Asian Growth Fund (Note 3)           --               3,260,838
================================================================================
                                               7,918,372              69,251,299
Shares Repurchased - Investor Class          (9,422,282)            (65,485,467)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES       (1,503,910)               3,765,832
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO International Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds: European Fund, International Blue Chip Fund, Latin American Growth Fund and Pacific Basin Fund (individually the "Fund" and collectively, the "Funds"). Effective June 1, 2000, International Blue Chip Fund's name will change to International Blue Chip Value Fund. The investment objectives are: to seek capital appreciation through investments in designated geographical sectors for European, Latin American Growth and Pacific Basin Funds and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective February 15, 2000, each Fund offered an additional class of shares, referred to as Class C shares. Investor Class and Class C shares are subject to an annual distribution fee to a maximum of 0.25% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

On May 28, 1999, shareholders of Latin American Growth Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Latin American Growth Fund from a separate series of INVESCO Specialty Funds, Inc. to a separate series of INVESCO International Funds, Inc., effective October 20, 1999. Latin American Growth Fund's fiscal year-end changed from July 31 to October 31.

On May 20, 1999, shareholders of European, International Blue Chip and International Growth Funds, and on May 28, 1999, shareholders of Pacific Basin Fund approved Agreements and Plans of Reorganization and Termination, in which the following Funds merged: INVESCO Specialty Funds, Inc. - European Small Company Fund ("Target Fund") into European Fund ("Surviving Fund"); International Growth Fund ("Target Fund") into International Blue Chip Fund ("Surviving Fund") and INVESCO Specialty Funds, Inc. - Asian Growth Fund ("Target Fund") into Pacific Basin Fund ("Surviving Fund"). Shareholders of the Target Funds became shareholders of the Surviving Funds and received shares of the Surviving Funds equal in dollar value to the then current value of their shares in the Target Funds, effective at close of business on June 18, 1999.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

On September 1, 1998, the Malaysian government introduced capital controls and imposed a fixed exchange rate for the Malaysian ringgit. The controls impose a repatriation levy on the movement of principle invested in Malaysian securities and the profits derived therefrom. The repatriation levy ranges from 30% of principle or profits to 10% of principle or profits based on the period of investment. These actions may pose significant liquidity issues and risks and may significantly affect the valuation of Malaysian securities and currency held by the Fund.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which a Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1999, European Fund had $4,963,371 in net capital loss carryovers which expire in the year 2006, Latin American Growth Fund had $6,196,374 and $10,168,592 in net capital loss carryovers which expire in the years 2006 and 2007, respectively, and Pacific Basin Fund had $2,533,039 and $23,325,482 in net capital loss carryovers which expire in the years 2005 and 2006, respectively. The capital loss carryovers from INVESCO Specialty Funds, Inc. - European Small Company Fund (which was acquired by European Fund on June 18, 1999), and from INVESCO Specialty Funds, Inc. - Asian Growth Fund (which was acquired by Pacific Basin Fund on June 18, 1999), are subject to certain limitations under the Internal Revenue Code.

To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                     AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------
                                              $700         $2         $4         $6
                       $0 TO    $350 TO    MILLION    BILLION    BILLION    BILLION      OVER
                        $350       $700      TO $2      TO $4      TO $6      TO $8        $8
FUND                 MILLION    MILLION    BILLION    BILLION    BILLION    BILLION   BILLION
---------------------------------------------------------------------------------------------
European Fund          0.75%      0.65%      0.55%      0.45%      0.40%     0.375%     0.35%
Pacific Basin Fund     0.75%      0.65%      0.55%      0.45%      0.40%     0.375%     0.35%


                                     AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------
                                   $500         $1         $2         $4         $6
                       $0 TO    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                        $500      TO $1      TO $2      TO $4      TO $6      TO $8        $8
FUND                 MILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
---------------------------------------------------------------------------------------------
International Blue
  Chip Fund            0.75%      0.65%      0.55%      0.45%      0.40%     0.375%     0.35%
Latin American
  Growth Fund          0.75%      0.65%      0.55%      0.45%      0.40%     0.375%     0.35%


In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAM"), an affiliate of IFG, investment decisions of European, Latin American Growth and Pacific Basin Funds are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares up to a maximum of 1.00% per annum of average daily net assets. For the six months/period ended April 30, 2000, amounts paid to the Distributor were as follows:

                                          INVESTOR       CLASS
FUND                                         CLASS           C
--------------------------------------------------------------
European Fund                           $  979,123  $    2,734
International Blue Chip Fund                71,901          12
Latin American Growth Fund                  34,009           1
Pacific Basin Fund                         146,121           1

IFG receives a transfer agent fee from each Class at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Effective June 1, 2000, each Class will pay an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year.

In accordance with an Administrative Services Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Pacific Basin Fund for the six months ended April 30, 2000. IFG and IGAM have voluntarily agreed to absorb certain fees and expenses incurred by International Blue Chip Fund for the six months ended April 30, 2000. IFG and IAM have voluntarily agreed to absorb certain fees and expenses incurred by Latin American Growth Fund for the six months ended April 30, 2000.

A 2% redemption fee is retained by European - Investor Class, International Blue Chip - Investor Class, Latin American Growth - Investor Class and Pacific Basin
- Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund. Total redemption fees received by European, International Blue Chip, Latin American Growth and Pacific Basin Funds for the six months ended April 30, 2000 were $541,010, $18,472, $49,310 and $70,945, respectively.

NOTE 3 -- ACQUISITION OF INVESCO SPECIALTY FUNDS, INC. - EUROPEAN SMALL COMPANY FUND ("TARGET FUND I"), INVESCO INTERNATIONAL FUNDS, INC. - INTERNATIONAL GROWTH FUND ("TARGET FUND II") AND INVESCO SPECIALTY FUNDS, INC. - ASIAN GROWTH FUND ("TARGET FUND III"). On June 18, 1999 European Fund acquired all the net assets of the Target Fund I pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund I shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,004,619 shares of European Fund (valued at $34,159,608) for 3,168,711 shares of the Target Fund I outstanding on June 18, 1999. The Target Fund I's net assets at that date ($34,159,608), including $3,476,753 of unrealized appreciation, were combined with those of European Fund. The aggregate net assets of European Fund and Target Fund I immediately before the acquisition were $543,756,820 and $34,159,608, respectively. The net assets of European Fund after the acquisition were $577,916,428.

On June 18, 1999, International Blue Chip Fund acquired all the net assets of the Target Fund II pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund II shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,370,352 shares of International Blue Chip Fund (valued at $25,686,580) for 2,548,476 shares of the Target Fund II outstanding on June 18, 1999. The Target Fund II's net assets at that date ($25,686,580), including $3,967,054 of unrealized appreciation, were combined with those of International Blue Chip Fund. The aggregate net assets of International Blue Chip Fund and Target Fund II immediately before the acquisition were $24,684,035 and $25,686,580, respectively. The net assets of International Blue Chip Fund after the acquisition were $50,370,615.

On June 18, 1999, Pacific Basin Fund acquired all the net assets of the Target Fund III pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund III shareholders on May 28, 1999. The acquisition was accomplished by a tax-free exchange of 3,260,838 shares of Pacific Basin Fund (valued at $27,266,407) for 4,965,501 shares of the Target Fund III outstanding on June 18, 1999. The Target Fund III's net assets at that date ($27,266,407), including $6,716,283 of unrealized appreciation, were combined with those of Pacific Basin Fund. The aggregate net assets of Pacific Basin Fund and Target Fund III immediately before the acquisition were $62,374,705 and $27,266,407, respectively. The net assets of Pacific Basin Fund after the acquisition were $89,641,112.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                   PURCHASES                         SALES
--------------------------------------------------------------------------------
European Fund                       $ 517,321,081                  $ 361,196,866
International Blue Chip Fund           30,160,281                     24,672,893
Latin American Growth Fund              7,371,581                      4,921,222
Pacific Basin Fund                     46,652,200                     71,511,415

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At April 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:
                                                                             NET
                                         GROSS            GROSS     APPRECIATION
FUND                              APPRECIATION     DEPRECIATION    DEPRECIATION)
--------------------------------------------------------------------------------
European Fund                   $  333,487,511  $    45,555,754  $   287,931,757
International Blue Chip Fund         9,072,741        4,178,906        4,893,835
Latin American Growth Fund           4,705,934        6,724,950      (2,019,016)
Pacific Basin Fund                  28,258,493        3,556,848       24,701,645

NOTE 6 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAM or IGAM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended April 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    UNFUNDED
                                 PENSION             ACCRUED             PENSION
FUND                            EXPENSES       PENSION COSTS           LIABILITY
--------------------------------------------------------------------------------
European Fund                   $  8,606       $      17,767       $      60,416
International Blue Chip Fund         662               5,464              14,304
Latin American Growth Fund           315                   0               3,314
Pacific Basin Fund                 1,191              12,358              28,329

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 2000, in which the issuer was an affiliate of the Fund, is as follows:

                                                               REALIZED
                                                                GAIN ON
                      PURCHASES               SALES
                      -----------------------------          INVESTMENT          VALUE AT
AFFILIATE        SHARES         COST   SHARES       COST     SECURITIES         4/30/2000
-----------------------------------------------------------------------------------------
European Fund
Nokia Oyj       365,000 $ 33,306,617  201,400 $8,304,279       $445,369       $54,259,860


Dividend income in the amount of $194,080 was received along with 600,000 additional shares from stock splits from Nokia Oyj during the six months ended April 30, 2000.

NOTE 7 -- INTERFUND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collaterized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended April 30, 2000, European and Pacific Basin Funds borrowed cash at a weighted average rate of 5.93% - 6.05%. European Fund lent cash at a weighted average of 6.35%. There were no borrowings outstanding at April 30, 2000.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At April 30, 2000, there were no such borrowings.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore, it is not an expense of the Fund. For the period ended April 30, 2000, the Distributor received an insignificant amount of CDSC from shareholder redemptions for Internaional Blue Chip Fund - Class C, Latin American Growth Fund - Class C and Pacific Basin Fund - Class C. The Distributor received $579 from European Fund - Class C.

FINANCIAL HIGHLIGHTS

European Fund - Investor Class
(For a Fund Share Outstanding Throughout Each Period)

                              SIX MONTHS
                                   ENDED
                                APRIL 30                   YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------
                                    2000        1999       1998      1997      1996      1995
                               UNAUDITED
PER SHARE DATA
Net Asset Value--
  Beginning of Period           $  18.01    $  17.62  $  17.34  $  15.85   $  14.09  $  12.95
=============================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(a)
Net Investment Income (Loss)      (0.07)      (0.09)      0.04      0.07       0.05      0.23
Net Gains on Securities
  (Both Realized and Unrealized)    8.47        2.18      3.58      2.63       3.00      1.12
=============================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                        8.40        2.09      3.62      2.70       3.05      1.35
=============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                            0.00        0.00      0.06      0.07       0.08      0.21
In Excess of Net Investment
  Income (b)                        0.00        0.01      0.00      0.00       0.00      0.00
Distributions from Capital Gains    0.44        1.69      3.28      1.14       1.21      0.00
=============================================================================================
TOTAL DISTRIBUTIONS                 0.44        1.70      3.34      1.21       1.29      0.21
=============================================================================================
Net Asset Value--
  End of Period                 $  25.97    $  18.01  $  17.62  $  17.34   $  15.85  $  14.09
=============================================================================================

TOTAL RETURN                47.26%(c)(d)   12.64%(c)    24.92%    18.07%     23.47%    10.42%

RATIOS
Net Assets --
  End of Period
  ($000 Omitted)                $986,388    $546,257  $672,146  $324,819   $300,588  $224,200
Ratio of Expenses to Average
  Net Assets(e)                 0.67%(d)       1.56%     1.34%     1.25%      1.36%     1.40%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets                  (0.30%)(d)     (0.48%)     0.24%     0.33%      0.37%     1.26%
Portfolio Turnover Rate           45%(d)         90%      102%       90%        91%       96%


(a) The per share information was computed using average shares for the year ended October 31, 1999.

(b) Distributions in excess of net investment income for the year ended October 31, 1998, aggregated less than $0.01 on a per share basis.

(c) The applicable redemption fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

European Fund - Class C
(For a Fund Share Outstanding Throughout Each Period)

                                                                      PERIOD
                                                                       ENDED
                                                                    APRIL 30
--------------------------------------------------------------------------------
                                                                      2000(a)
                                                                    UNAUDITED

PER SHARE DATA
Net Asset Value-- Beginning of Period                           $       28.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                    (0.03)
Net Losses on Securities
  (Both Realized and Unrealized)                                       (2.78)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.81)
================================================================================
Net Asset Value-- End of Period                                 $       25.91
================================================================================

TOTAL RETURN(b)                                                    (9.78%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                       $       3,306
Ratio of Expenses to Average Net Assets(d)                           0.42%(c)
Ratio of Net Investment Loss to Average Net Assets                 (0.17%)(c)
Portfolio Turnover Rate                                                45%(e)

(a) From February 15, 2000, since inception of Class C, to April 30, 2000.

(b) The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements.

(e) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended April 30, 2000.

FINANCIAL HIGHLIGHTS

International Blue Chip Fund - Investor Class
(For a Fund Share Outstanding Throughout Each Period)

                                           SIX MONTHS        YEAR         PERIOD
                                                ENDED       ENDED          ENDED
                                             APRIL 30  OCTOBER 31     OCTOBER 31
--------------------------------------------------------------------------------
                                                 2000        1999        1998(a)
                                            UNAUDITED
PER SHARE DATA
Net Asset Value--
  Beginning of Period                       $   11.23   $   10.02       $  10.00
================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)                   (0.03)        0.02           0.00
Net Gains on Securities
  (Both Realized and Unrealized)                 0.78        1.21           0.02
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 0.75        1.23           0.02
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.05        0.02           0.00
Distributions from Capital Gains                 0.28        0.00           0.00
================================================================================
TOTAL DISTRIBUTIONS                              0.33        0.02           0.00
================================================================================
Net Asset Value-- End of Period             $   11.65   $   11.23       $  10.02
================================================================================

TOTAL RETURN                              7.17%(b)(c)   11.77%(b)       0.20%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)   $  63,213   $  51,710       $  6,287
Ratio of Expenses to Average Net
  Assets(d)(e)                               1.03%(c)       2.09%       0.90%(f)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                 (0.33%)(c)       0.30%       6.16%(f)
Portfolio Turnover Rate                        44%(c)        112%          0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.
(b) The applicable redemption fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

(e) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April 31, 2000, and for the year ended October 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.08% and 2.56%, respectively, and ratio of net investment loss to average net assets would have been (0.38%)and (0.17%), respectively.

(f)  Annualized

FINANCIAL HIGHLIGHTS

International Blue Chip Fund - Class C
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                     APRIL 30
--------------------------------------------------------------------------------
                                                                      2000(a)
                                                                    UNAUDITED

PER SHARE DATA
Net Asset Value-- Beginning of Period                            $      12.06
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                    0.01
Net Losses on Securities (Both Realized and Unrealized)                (0.43)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (0.42)
================================================================================
Net Asset Value-- End of Period                                  $      11.64
================================================================================

TOTAL RETURN(b)                                                    (3.84%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                        $        141
Ratio of Expenses to Average Net Assets(d)                           0.55%(c)
Ratio of Net Investment Income to Average Net Assets                 0.21%(c)
Portfolio Turnover Rate                                                44%(e)

(a)  From February 15, 2000, since inception of Class C, to April 30, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements.

(e) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended April 30, 2000.


FINANCIAL HIGHLIGHTS

Latin American Growth Fund - Investor Class
(For a Fund Share Outstanding Throughout Each Period)

                            SIX MONTHS             PERIOD                                          PERIOD
                                 ENDED              ENDED                                           ENDED
                              APRIL 30         OCTOBER 31           YEAR ENDED JULY 31            JULY 31
---------------------------------------------------------------------------------------------------------
                                  2000            1999(a)     1999      1998     1997     1996    1995(b)
                             UNAUDITED
PER SHARE DATA
Net Asset Value--
  Beginning of Period         $   8.40          $   8.26 $   11.18 $   18.37 $  12.86 $  11.69   $  10.00
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Income
  (Loss)(d)                       0.02            (0.02)      0.04      0.00     0.13     0.08       0.02
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                 1.57              0.18    (2.83)    (5.41)     5.88     1.62       1.69
=========================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                      1.59              0.16    (2.79)    (5.41)     6.01     1.70       1.71
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(e)            0.00              0.02      0.02      0.00     0.14     0.09       0.02
Distributions from
  Capital Gains                   0.00              0.00      0.00      1.02     0.36     0.44       0.00
In Excess of Capital Gains        0.00              0.00      0.11      0.76     0.00     0.00       0.00
=========================================================================================================
TOTAL DISTRIBUTIONS               0.00              0.02      0.13      1.78     0.50     0.53       0.02
=========================================================================================================
Net Asset Value--
  End of Period               $   9.99          $   8.40 $    8.26 $   11.18 $  18.37 $  12.86   $  11.69
=========================================================================================================

TOTAL RETURN (f)             18.93%(g)          1.93%(g)  (24.87%)  (30.64%)    8.06%   15.27%  17.09%(g)

RATIOS
Net Assets --
  End of Period
  ($000 Omitted)              $ 27,160          $ 21,557 $  23,568 $  34,725 $130,272 $ 32,064   $  7,423
Ratio of Expenses to
  Average Net Assets(h)       1.12%(g)          2.20%(j)  2.17%(i)  1.99%(i)   76%(i) 2.14%(i)   2.00%(j)
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets(h)       0.21%(g)        (1.01%)(j)     0.52%     0.00%    1.35%    1.26%     79%(j)
Portfolio Turnover Rate      18.53%(g)             2%(g)       90%       33%      72%      29%     30%(g)


(a) From August 1, 1999 to October 31, 1999, the Fund's current fiscal year-end.

(b) From February 15, 1995, commencement of investment operations, to July 31, 1995.

(c) The per share information was computed using average shares for the period ended October 31, 1999.

(d) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1998.

(e) Distributions in excess of net investment income for the year ended July 31, 1998, aggregated less than $0.01 on a per share basis.

(f) The applicable redemption fees are not included in the Total Return Calculation.

(g) Based on operations for the period shown and, accordingly, are not representative of a full year.

(h) Various expenses of the Class were voluntarily absorbed by IFG and IAM for the six months ended April 30, 2000, the period ended October 31, 1999, the year ended July 31, 1999 and the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.33%, 3.59% (annualized), 3.39% and 4.49% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.00%, and (2.40%), (0.70%) and (1.70%) (annualized), repectively.

(i) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, where applicable, which is before any expense offset arrangements.

(j)  Annualized

FINANCIAL HIGHLIGHTS

Latin American Growth Fund - Class C
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                     APRIL 30
--------------------------------------------------------------------------------
                                                                      2000(a)
                                                                    UNAUDITED

PER SHARE DATA
Net Asset Value-- Beginning of Period                             $     11.34
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                    0.01
Net Losses on Securities (Both Realized and Unrealized)                (1.39)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (1.38)
================================================================================
Net Asset Value-- End of Period                                   $      9.96
================================================================================

TOTAL RETURN(b)                                                   (12.17%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                         $         1
Ratio of Expenses to Average Net Assets(d)(e)                        0.70%(c)
Ratio of Net Investment Income to Average Net Assets(e)              0.05%(c)
Portfolio Turnover Rate                                             19%(c)(f)

(a)  From February 15, 2000, since inception of Class C, to April 30, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(e) Various expenses of the Class were voluntarily absorbed by IFG and IAM for the period ended April 30, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.86% and ratio of net investment loss to average net assets would have been (0.11%).

(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended April 30, 2000.


FINANCIAL HIGHLIGHTS

Pacific Basin Fund - Investor Class
(For a Fund Share Outstanding Throughout Each Period)

                           SIX MONTHS
                                ENDED
                             APRIL 30                      YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                 2000              1999        1998       1997         1996        1995
                            UNAUDITED
PER SHARE DATA
Net Asset Value--
  Beginning of Period       $    9.79         $    6.69   $    9.74  $   14.11    $   13.83   $   17.07
=======================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(a)
Net Investment Income (Loss)   (0.13)            (0.05)        0.07     (0.09)       (0.02)        0.06
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                0.86              3.20      (2.80)     (3.45)         0.51      (1.45)
=======================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                     0.73              3.15      (2.73)     (3.54)         0.49      (1.39)
=======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income              0.27              0.00        0.12       0.00         0.03        0.06
In Excess of Net Investment
  Income(b)                      0.00              0.05        0.00       0.00         0.00        0.00
Distributions from Capital Gains 0.00              0.00        0.00       0.83         0.18        1.79
In Excess of Capital Gains       0.00              0.00        0.20       0.00         0.00        0.00
=======================================================================================================
TOTAL DISTRIBUTIONS              0.27              0.05        0.32       0.83         0.21        1.85
=======================================================================================================
Net Asset Value--
  End of Period             $   10.25         $    9.79   $    6.69  $    9.74    $   14.11   $   13.83
=======================================================================================================

TOTAL RETURN              6.95%(c)(d)         47.43%(c)    (28.68%)   (26.65%)        3.55%     (8.31%)

RATIOS
Net Assets -- End of
  Period ($000 Omitted)    $   92,189         $ 102,746   $  45,070  $  63,943    $ 149,870   $ 154,374
Ratio of Expenses to
  Average Net Assets(e)(f)   1.02%(d)             2.12%       2.07%      1.72%        1.60%       1.52%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets(e)            (0.71%)(d)           (0.55%)       0.25%    (0.44%)      (0.04%)       0.37%
Portfolio Turnover Rate        42%(d)              176%        114%        86%          70%         56%

(a) The per share information was computed using average shares for the year ended October 31, 1999.

(b) Distributions in excess of net investment income for the years ended October 31, 1998, 1997, and 1996, aggregated less than $0.01 on a per share basis.

(c) The applicable redemption fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Class were voluntarily absorbed by IFG and IAM for the six months ended April 30, 2000, and the years ended October 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.02%, 2.53% and 2.56%, respectively, and ratio of net investment loss to average net assets would have been (0.71%), (0.96%) and (0.24%), respectively.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

Pacific Basin Fund - Class C
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                     APRIL 30
--------------------------------------------------------------------------------
                                                                      2000(a)
                                                                    UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                              $    11.94
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                    (0.03)
Net Losses on Securities (Both Realized and Unrealized)                (1.70)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (1.73)
================================================================================
Net Asset Value-- End of Period                                    $    10.21
================================================================================

TOTAL RETURN(b)                                                   (14.49%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                          $       2
Ratio of Expenses to Average Net Assets(d)(e)                        0.77%(c)
Ratio of Net Investment Loss to Average Net Assets(e)              (0.46%)(c)
Portfolio Turnover Rate                                                42%(f)


(a) From February 15, 2000, since inception of Class C, to April 30, 2000.

(b) The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(e) Various expenses of the Class were voluntarily absorbed by IFG and IAM for the period ended April 30, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.97%, and ratio of net investment loss to average net assets would have been (0.71%).

(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended April 30, 2000.

                             INVESCO FAMILY OF FUNDS


                                 Investor Class                      Newspaper
Fund Name                          Fund Code      Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
STOCK
Growth & Income                       21             IVGIX           Gro&Inc
Blue Chip Growth                      10             FLRFX           BlChpGro
Dynamics                              20             FIDYX           Dynm
Small Company Growth                  60             FIEGX           SmCoGth
INVESCO Endeavor                      61             IVENX           Endeavor
Value Equity                          46             FSEQX           ValEq
S&P 500 Index Fund                    23             ISPIX           SP500II
--------------------------------------------------------------------------------
BOND
U.S. Government Securities            32             FBDGX           USGvt
Select Income                         30             FBDSX           SelInc
High Yield                            31             FHYPX           HiYld
Tax-Free Bond                         35             FTIFX           TxFreeBd
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income                         15             FIIIX           EquityInc
Total Return                          48             FSFLX           TotRtn
Balanced                              71             IMABX           Bal
--------------------------------------------------------------------------------
SECTOR
Energy                                50             FSTEX           Enrgy
Financial Services                    57             FSFSX           FinSvc
Gold                                  51             FGLDX           Gold
Health Sciences                       52             FHLSX           HlthSc
Leisure                               53             FLISX           Leisur
Real Estate Opportunity               42             IVSRX           Realty
Technology                            55             FTCHX           Tech
Telecommunications                    39             ISWCX           Telecom
Utilities                             58             FSTUX           Util
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip Value         09             IIBCX           ItlBlChp
Pacific Basin                         54             FPBSX           PcBas
European                              56             FEURX           Europ
Latin American Growth                 34             IVSLX           LtnAmerGr
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money                 44             FUGXX           InvGvtMF
Cash Reserves                         25             FDSXX           InvCshR
Tax-Free Money                        40             FFRXX           InvTaxFree
Treasurer's Money Market Reserve      96             IMRXX           INVESCOMMR
Treasurer's Tax-Exempt Reserve        95             ITTXX           INVESCOTTE



FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE VISIT OUR WEB SITE OR CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.




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